UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08603

Name of Fund:  BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt

            Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/28/2014

Date of reporting period: 02/28/2014

Item 1 –	Report to Stockholders

FEBRUARY 28, 2014

ANNUAL REPORT

BlackRock Debt Strategies Fund, Inc. (DSU)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Dear Shareholder

One year ago, US financial markets were improving despite a sluggish global economy, as easy monetary policy gave investors enough conviction to take on more risk in their portfolios. Slow but positive growth in the US was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus programs. International markets were more volatile given uneven growth rates and more direct exposure to macro risks such as the banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world amid fears over slowing growth and debt problems.

Global financial markets were rattled in May when then-Fed Chairman Bernanke mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although autumn brought mixed events, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the long-awaited taper announcement ultimately came in mid-December, the Fed reduced the amount of its monthly asset purchases but at the same time reaffirmed its commitment to maintaining low short-term interest rates. Markets reacted positively, as the taper signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened volatility in emerging markets and mixed US economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February thanks to positive developments in Washington, DC. For one, Congress extended the nation’s debt ceiling through mid-March 2015, thereby reducing some degree of fiscal uncertainty for the next year. Additionally, investors were encouraged by market-friendly comments in new Fed Chair Janet Yellen’s Congressional testimony, giving further assurance that short-term rates would remain low for a prolonged period.

While accommodative monetary policy was the main driver behind positive market performance over the period, it was also a key cause of investor uncertainty. Developed market stocks were the strongest performers for the six- and 12-month periods ended February 28. In contrast, emerging markets were weighed down by uneven growth, high levels of debt and severe currency weakness, in addition to the broader concern about reduced global liquidity. The anticipation of Fed tapering during 2013 pressured US Treasury bonds and other high-quality fixed income sectors, including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, benefited from income-oriented investors’ search for yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While accommodative monetary policy was the main driver behind positive market performance over the period, it was also a key cause of investor uncertainty.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2014
	6-month	12-month
US large cap equities (S&P 500® Index)	15.07%	25.37%
US small cap equities (Russell 2000® Index)	17.75	31.56
International equities (MSCI Europe, Australasia, Far East Index)	15.01	19.28
Emerging market equities (MSCI Emerging Markets Index)	4.77	(6.01)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.08
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	2.61	(3.65)
US investment grade bonds (Barclays US Aggregate Bond Index)	2.84	0.15
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.08	(0.27)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.46	8.36
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 28, 2014

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to provide current income by investing primarily in a diversified portfolio of US companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. The Fund’s secondary objective is to provide capital appreciation. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

•

On July 19, 2013, the Board of Directors of the Fund approved separate plans of reorganization whereby the Fund would acquire all of the assets and assume all of the liabilities of BlackRock Senior High Income Fund, Inc. and BlackRock Strategic Bond Trust (each a “Target Fund”) in exchange for newly issued shares of the Fund in a reorganization transaction. At a shareholder meeting on October 25, 2013, each Target Fund’s shareholders approved their respective plan of reorganization and the Fund’s shareholder approved the issuance of Fund shares in connection with each reorganization. The reorganizations took place on December 9, 2013. In connection with the reorganizations, the Fund also increased the amount of the Fund’s authorized shares by 200 million shares.

How did the Fund perform?

•

For the 12-month period ended February 28, 2014, the Fund returned (0.81)% based on market price and 9.91% based on net asset value (“NAV”). For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of 5.83% based on market price and 12.23% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•

Security selection among mid-tier quality securities (including both bonds and loans) had a positive impact on performance. From an industry perspective, security selection within chemicals, consumer cyclical services and gaming boosted returns. The Fund’s exposure to select common stocks and preferred securities also enhanced results.

•

The Fund invests approximately half of its assets in high yield bonds and half in floating rate loan interests (bank loans), while most funds in the Lipper category invest primarily in high yield bonds. While the Fund’s allocation to bank loans did not detract from performance on an absolute basis, bank loans underperformed high yield bonds for the period. Security selection in the integrated energy and electric industries hindered returns for the period.

Describe recent portfolio activity.

•

As valuations across the high yield and bank loan markets moved closer to fair value over the period, we moderated the Fund’s risk positioning. We continued to maintain a positive view on high yield and bank loan assets overall, but remained focused on purchasing income-oriented credit names with stable fundamentals and an attractive coupon rate as upside potential for price appreciation was limited. We selectively added risk in companies with positive growth catalysts or idiosyncratic characteristics. Within the high yield portion of the Fund, we continued to allocate to shorter-dated assets, consistent with our bias for short duration (low sensitivity to interest rate movements) within credit sectors. In the bank loan portion of the Fund, we remained focused on higher-quality assets. While our view of risk is positive and we expect modest growth to continue in 2014, we do not believe investors are being incentivized to take lower-quality risk — especially in the framework of bank loans, which are meant to provide high quality income and principal protection.

Describe portfolio positioning at period end.

•

At period end, the Fund held 53% of its total portfolio in floating rate loan interests and 44% in corporate bonds, with the remainder invested in asset-backed securities, common stocks and other interests. The Fund’s highest-conviction holdings included HD Supply, Inc. (building materials), Level 3 Financing, Inc. (wirelines) and Geo Specialty Chemicals, Inc. (chemicals).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of February 28, 2014 ($4.08)[1]	7.35%
Current Monthly Distribution per Common Share[2]	$0.025
Current Annualized Distribution per Common Share[2]	$0.300
Economic Leverage as of February 28, 2014[3]	28%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 6.

Market Price and Net Asset Value Per Share Summary

	2/28/14	2/28/13	Change	High	Low
Market Price	$4.08	$4.46	(8.52)%	$4.65	$3.85
Net Asset Value	$4.44	$4.38	1.37%	$4.51	$4.27

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	2/28/14	2/28/13
Floating Rate Loan Interests	53%	53%
Corporate Bonds	44	41
Asset-Backed Securities	1	3
Common Stocks	1	2
Other Interests	1	1

Credit Quality Allocation[4]	2/28/14	2/28/13
A	1%	1%
BBB/Baa	3	6
BB/Ba	40	34
B	46	45
CCC/Caa	6	10
Not Rated	4	4

[4]	Using the higher of Standard & Poor’s or Moody’s Investors Services ratings.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	5

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s costs of leverage are significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

The Fund may utilize leverage through a credit facility, as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

6	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments February 28, 2014	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (a)		481,806	$404,717
Containers & Packaging — 0.2%
Smurfit Kappa Group PLC		54,513	1,517,938
Diversified Financial Services — 0.4%
Kcad Holdings I Ltd. (a)		756,012,055	2,948,447
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,037	22,163
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)		286,757	3
Health Care Providers & Services — 0.0%
HealthSouth Corp.		1,101	35,981
Hotels, Restaurants & Leisure — 0.0%
HRP PIK Corp., Class B (a)		5,000	—
Media — 0.0%
Adelphia Recovery Trust (a)		396,568	3,173
Adept Technology, Inc., Class A		400,000	2,800

			5,973
Paper & Forest Products — 0.9%
Ainsworth Lumber Co. Ltd. (a)		803,254	2,992,854
Ainsworth Lumber Co. Ltd. (a)(b)(c)		695,930	2,639,669
NewPage Holdings, Inc.		12,500	1,037,500
Western Forest Products, Inc.		211,149	482,441

			7,152,464
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)		1,707	56,553
Software — 0.3%
HMH Holdings/EduMedia (a)		147,998	2,856,953
Total Common Stocks — 1.8%			15,001,192

Asset-Backed Securities (b)(d)	Par (000)
ACAS CLO Ltd., Series 2013-1A, Class D, 3.84%, 4/20/25	USD	750	731,250
ALM Loan Funding:
Series 2013-7R2A, Class B, 2.84%, 4/24/24		950	931,570
Series 2013-7RA, Class C, 3.69%, 4/24/24		2,660	2,572,060
Series 2013-7RA, Class D, 5.24%, 4/24/24		1,150	1,088,912
Atrium CDO Corp., Series 9A, Class D, 3.73%, 2/28/24		1,300	1,259,538
Asset-Backed Securities (b)(d)	Par (000)		Value
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class D, 4.74%, 1/20/25	USD	900	$905,118
Series 2013-1A, Class C, 4.24%, 2/14/25		250	250,723
Cavalry CLO II, Series 2A, Class D, 4.24%, 1/17/24		500	490,738
CFIP CLO Ltd., Series 2013-1A, Class D, 3.99%, 4/20/24		1,500	1,451,964
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.24%, 4/20/23		1,170	1,169,968
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.25%, 9/20/22		1,850	1,860,774
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 3.80%, 10/23/25		555	534,983
Mountain View CLO Ltd., Series 2013-1A, Class D, 3.54%, 4/12/24		500	475,838
Neuberger Berman CLO XV, Series 2013-15A, Class C, 3.09%, 10/15/25		750	734,123
OZLM Funding Ltd., Series 2012-2A, Class C, 4.59%, 10/30/23		500	501,416
Regatta Funding LP, Series 2013-2A, Class C, 4.24%, 1/15/25		750	745,680
Symphony CLO Ltd., Series 2012-10A, Class D, 5.49%, 7/23/23		650	653,579
Total Asset-Backed Securities — 2.0%			16,358,234

Corporate Bonds
Aerospace & Defense — 0.4%
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)		1,017	1,006,830
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21		1,150	1,279,375
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		877	936,198
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		347	367,562

			3,589,965
Airlines — 1.4%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (b)		712	726,240
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		3,195	3,314,813

Portfolio Abbreviations

CAD	Canadian Dollar
EBITDA	Earnings Before Interest, Taxes, Depreciation and Amortization
EUR	Euro
GBP	British Pound
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
USD	US Dollar

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	7

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Airlines (concluded)
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18	USD	2,390	$2,530,413
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		266	302,435
United Continental Holdings, Inc., 6.00%, 12/01/20		1,040	1,082,900
US Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14		130	135,525
Series 2013-1, Class B, 5.38%, 5/15/23		2,325	2,362,781
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18 (b)		1,360	1,407,600

			11,862,707
Auto Components — 1.8%
Affinia Group, Inc., 7.75%, 5/01/21		1,200	1,296,000
Autodis SA, 6.50%, 2/01/19	EUR	100	140,031
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	100	176,112
Chrysler Group LLC/CG Co-Issuer, Inc. (b):
8.00%, 6/15/19	USD	1,341	1,475,100
8.25%, 6/15/21		1,440	1,630,800
Dana Holding Corp., 6.75%, 2/15/21		180	196,650
Delphi Corp., 6.13%, 5/15/21		380	422,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (b):
3.50%, 3/15/17		1,345	1,361,812
4.88%, 3/15/19		3,409	3,477,180
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	569	1,081,450
5.63%, 2/01/23 (b)	USD	425	444,125
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (b)		470	512,300
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	100	145,829
Schaeffler Holding Finance BV (c):
6.88%, 8/15/18		385	567,286
6.88% (6.88% Cash or 7.63% PIK) 8/15/18 (b)	USD	1,195	1,272,675
Servus Luxembourg Holding SCA, 7.75%, 6/15/18	EUR	275	408,879
Titan International, Inc., 6.88%, 10/01/20 (b)	USD	610	645,075
Venture Holdings Co. LLC (a)(e):
12.00%, 6/01/09		5,150	1
Series B, 9.50%, 7/01/05		5,125	1

			15,254,056
Auto Parts — 0.0%
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20		327	331,905
Automobiles — 0.3%
Ford Motor Co., 4.25%, 11/15/16 (f)		478	861,595
General Motors Co. (b):
4.88%, 10/02/23		495	518,513
6.25%, 10/02/43		1,345	1,489,587

			2,869,695
Corporate Bonds	Par (000)		Value
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17	USD	87	100,703
Building Products — 1.1%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		455	467,513
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)		639	683,730
Building Materials Corp. of America (b):
7.00%, 2/15/20		1,695	1,817,887
6.75%, 5/01/21		1,230	1,334,550
Cemex SAB de CV, 5.88%, 3/25/19 (b)		260	267,800
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		740	795,500
Momentive Performance Materials, Inc., 8.88%, 10/15/20		635	679,450
Ply Gem Industries, Inc., 6.50%, 2/01/22 (b)		1,755	1,781,325
USG Corp., 9.75%, 1/15/18		980	1,183,350

			9,011,105
Capital Markets — 0.3%
American Capital Ltd., 6.50%, 9/15/18 (b)		1,070	1,139,550
E*Trade Financial Corp. (f)(g):
0.00%, 8/31/19 (b)		593	1,287,922
Series A, 0.00%, 8/31/19		100	217,187

			2,644,659
Chemicals — 2.7%
Ashland, Inc., 3.88%, 4/15/18		730	755,550
Axiall Corp., 4.88%, 5/15/23 (b)		39	38,513
Celanese US Holdings LLC, 5.88%, 6/15/21		324	349,110
Chemtura Corp., 5.75%, 7/15/21		221	229,840
Ciech Group Financing AB, 9.50%, 11/30/19	EUR	130	208,167
GEO Specialty Chemicals, Inc., 7.50%, 3/31/15 (b)(f)	USD	6,039	13,165,914
Huntsman International LLC:
4.88%, 11/15/20		75	76,406
8.63%, 3/15/21		1,195	1,350,350
5.13%, 4/15/21	EUR	173	244,762
INEOS Finance PLC, 7.50%, 5/01/20 (b)	USD	505	555,500
INEOS Group Holdings SA:
6.13%, 8/15/18 (b)		740	765,900
6.50%, 8/15/18	EUR	224	326,579
5.75%, 2/15/19		470	669,825
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	45	47,869
LSB Industries, Inc., 7.75%, 8/01/19 (b)		331	354,998
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		30	30,375
NOVA Chemicals Corp., 8.63%, 11/01/19		188	204,685
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		405	420,187
Orion Engineered Carbons Bondco GmbH:
9.63%, 6/15/18 (b)		1,200	1,308,000
10.00%, 6/15/18	EUR	98	148,352
PolyOne Corp., 7.38%, 9/15/20	USD	80	87,800

See Notes to Consolidated Financial Statements.

8	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chemicals (concluded)
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	USD	374	$388,025
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding BV:
5.75%, 2/01/21	EUR	100	145,967
7.38%, 5/01/21 (b)	USD	151	163,080

			22,035,754
Commercial Banks — 0.8%
CIT Group, Inc.:
5.00%, 5/15/17		950	1,018,875
5.25%, 3/15/18		1,434	1,555,890
6.63%, 4/01/18 (b)		295	332,613
5.50%, 2/15/19 (b)		3,099	3,370,162
Lloyds Bank PLC, 11.88%, 12/16/21 (d)	EUR	12	20,812

			6,298,352
Commercial Services & Supplies — 2.4%
ACCO Brands Corp., 6.75%, 4/30/20	USD	325	334,750
ADS Waste Holdings, Inc., 8.25%, 10/01/20		267	289,695
The ADT Corp., 3.50%, 7/15/22		75	68,437
ARAMARK Corp., 5.75%, 3/15/20 (b)		1,599	1,686,945
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)		1,206	1,251,358
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK) 12/01/18 (c)	EUR	100	143,634
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)	USD	498	519,165
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		450	457,875
Covanta Holding Corp., 6.38%, 10/01/22		1,305	1,380,037
Interactive Data Corp., 10.25%, 8/01/18		2,695	2,924,075
Mobile Mini, Inc., 7.88%, 12/01/20		1,110	1,240,425
United Rentals North America, Inc.:
5.75%, 7/15/18		1,389	1,489,702
7.38%, 5/15/20		760	849,300
8.25%, 2/01/21		165	186,244
7.63%, 4/15/22		4,903	5,571,034
Verisure Holding AB:
8.75%, 9/01/18	EUR	278	418,259
8.75%, 12/01/18		249	372,909
West Corp., 8.63%, 10/01/18	USD	530	571,075

			19,754,919
Communications Equipment — 0.9%
Alcatel-Lucent USA, Inc. (b):
4.63%, 7/01/17		645	665,156
6.75%, 11/15/20		1,235	1,315,275
Avaya, Inc., 7.00%, 4/01/19 (b)		719	713,607
Brocade Communications Systems, Inc., 6.88%, 1/15/20		175	187,688
CommScope Holding Co., Inc., 6.63% (6.63% Cash or 7.38% PIK) 6/01/20 (b)(c)		435	460,013
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		2,688	2,963,520
10.13%, 7/01/20		1,206	1,398,960

			7,704,219
Corporate Bonds	Par (000)		Value
Construction & Engineering — 0.2%
Astaldi SpA, 7.13%, 12/01/20	EUR	415	610,104
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)	USD	205	216,531
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		600	637,500
Weekley Homes LLC / Weekley Finance Corp., 6.00%, 2/01/23		350	343,875

			1,808,010
Construction Materials — 1.5%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	106	166,978
HD Supply, Inc.:
8.13%, 4/15/19	USD	6,505	7,318,125
11.00%, 4/15/20		786	960,885
7.50%, 7/15/20		3,069	3,360,555
Kerneos Tech Group SAS (h):
5.04%, 3/01/21 (d)	EUR	100	139,755
5.75%, 3/01/21		104	147,686

			12,093,984
Consumer Finance — 0.2%
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	USD	420	448,706
2.75%, 5/15/15		500	511,713
6.63%, 8/15/17		448	519,780
IVS F. SpA, 7.13%, 4/01/20	EUR	170	249,903
Springleaf Finance Corp.:
7.75%, 10/01/21	USD	37	40,978
8.25%, 10/01/23		68	75,990

			1,847,070
Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.38%, 10/15/17	EUR	100	147,175
Ball Corp., 6.75%, 9/15/20	USD	635	688,975
Berry Plastics Corp., 9.75%, 1/15/21		210	243,600
Beverage Packaging Holdings Luxembourg II SA, 6.00%, 6/15/17 (b)		727	756,080
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		715	782,925
GCL Holdings SCA, 9.38%, 4/15/18 (b)	EUR	100	148,404
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	135	144,619
Sealed Air Corp. (b):
6.50%, 12/01/20		120	132,750
8.38%, 9/15/21		60	69,225
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (b)		200	210,500

			3,324,253
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17		938	1,006,005
Diversified Consumer Services — 0.4%
APX Group, Inc.:
6.38%, 12/01/19		766	789,938
8.75%, 12/01/20		779	812,107
Garda World Security Corp., 7.25%, 11/15/21 (b)		199	210,940
Laureate Education, Inc., 9.25%, 9/01/19 (b)		715	765,050

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Consumer Services (concluded)
Service Corp. International, 4.50%, 11/15/20	USD	307	$300,860

			2,878,895
Diversified Financial Services — 4.1%
Aircastle Ltd., 6.25%, 12/01/19		571	622,390
Ally Financial, Inc.:
8.30%, 2/12/15		4,150	4,419,750
6.25%, 12/01/17		30	33,750
8.00%, 3/15/20		60	74,250
7.50%, 9/15/20		2,540	3,073,400
8.00%, 11/01/31		5,123	6,445,950
Bank of America Corp.:
4.50%, 4/01/15		375	390,131
6.05%, 5/16/16		325	357,614
6.50%, 8/01/16		410	461,729
5.63%, 10/14/16		100	111,013
CE Energy AS, 7.00%, 2/01/21	EUR	175	249,401
Co-Operative Group Holdings, 6.88%, 7/08/20	GBP	230	404,408
DPL, Inc., 6.50%, 10/15/16	USD	191	205,803
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	500	896,906
General Motors Financial Co., Inc., 4.25%, 5/15/23	USD	101	102,010
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		825	872,438
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (b)		662	675,240
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19		3,290	3,499,737
9.00%, 4/15/19		195	209,625
7.88%, 8/15/19		180	198,900
9.88%, 8/15/19		1,799	2,028,372
5.75%, 10/15/20		6,198	6,476,910
6.88%, 2/15/21		1,040	1,131,000
8.25%, 2/15/21		169	184,633
WMG Acquisition Corp., 11.50%, 10/01/18		976	1,110,200

			34,235,560
Diversified Telecommunication Services — 1.9%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		78	78,663
CenturyLink, Inc., Series V, 5.63%, 4/01/20		1,393	1,455,685
Level 3 Communications, Inc., 8.88%, 6/01/19		670	738,675
Level 3 Financing, Inc.:
3.85%, 1/15/18 (b)(d)		646	655,690
8.13%, 7/01/19		6,980	7,678,000
7.00%, 6/01/20		524	571,160
8.63%, 7/15/20		188	211,265
6.13%, 1/15/21 (b)		1,217	1,286,977
Telecom Italia SpA:
6.13%, 11/15/16 (f)	EUR	300	470,903
6.38%, 6/24/19	GBP	200	360,162
4.88%, 9/25/20	EUR	235	341,889
4.50%, 1/25/21		330	470,161
5.88%, 5/19/23	GBP	300	509,069
Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	319	482,146
6.75%, 8/15/24		322	488,867
Windstream Corp.:
7.88%, 11/01/17	USD	142	162,590
7.75%, 10/15/20		47	50,525

			16,012,427
Electric Utilities — 0.2%
Homer City Generation LP (c):
8.14% (8.14% Cash or 8.64% PIK) 10/01/19		250	263,750
8.73% (8.73% Cash or 9.23% PIK) 10/01/26		360	378,000
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		575	604,812

			1,246,562
Electrical Equipment — 0.3%
General Cable Corp., 6.50%, 10/01/22 (b)		1,122	1,133,220
Techem GmbH, 6.13%, 10/01/19	EUR	200	300,270
Trionista Holdco GmbH, 5.00%, 4/30/20		402	578,463
Trionista TopCo GmbH, 6.88%, 4/30/21		100	149,763

			2,161,716
Energy Equipment & Services — 2.3%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	USD	2,281	2,383,645
CGG SA:
7.75%, 5/15/17		55	56,238
6.50%, 6/01/21		2,305	2,368,387
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		18	18,495
GrafTech International Ltd., 6.38%, 11/15/20		150	154,125
Gulfmark Offshore, Inc., 6.38%, 3/15/22		200	206,000
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		405	421,200
MEG Energy Corp. (b):
6.50%, 3/15/21		2,774	2,926,570
7.00%, 3/31/24		623	654,150
Oil States International, Inc.:
6.50%, 6/01/19		2,145	2,268,337
5.13%, 1/15/23		992	1,114,760
Peabody Energy Corp.:
6.00%, 11/15/18		1,821	1,971,232
6.25%, 11/15/21		1,809	1,867,793
Precision Drilling Corp., 6.63%, 11/15/20		190	204,250
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)		577	594,310
Seadrill Ltd., 6.13%, 9/15/17 (b)		1,772	1,847,310

			19,056,802
Food & Staples Retailing — 0.2%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	296	530,364
8.75%, 6/15/20		200	367,899
R&R Ice Cream PLC, 9.25%, 5/15/18 (c)	EUR	100	141,480
Rite Aid Corp.:
9.25%, 3/15/20	USD	435	500,250
6.75%, 6/15/21		72	79,200

			1,619,193

See Notes to Consolidated Financial Statements.

10	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Food Products — 0.4%
Barry Callebaut Services NV, 5.50%, 6/15/23 (b)	USD	200	$205,806
Findus Bondco SA:
9.13%, 7/01/18	EUR	233	352,163
9.50%, 7/01/18	GBP	200	366,308
Pinnacle Foods Finance LLC, 4.88%, 5/01/21	USD	56	54,530
Post Holdings, Inc., 6.75%, 12/01/21 (b)		340	364,225
Smithfield Foods, Inc.:
5.25%, 8/01/18 (b)		314	329,307
5.88%, 8/01/21 (b)		257	264,710
6.63%, 8/15/22		849	916,920
Univeg Holding BV, 7.88%, 11/15/20	EUR	200	275,994

			3,129,963
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18	USD	95	101,175
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 7.88%, 10/15/18		1,665	1,785,713

			1,886,888
Health Care Equipment & Supplies — 0.9%
Biomet, Inc.:
6.50%, 8/01/20		3,222	3,475,733
6.50%, 10/01/20		1,889	2,014,146
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		480	525,600
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)		410	449,975
IDH Finance PLC, 6.00%, 12/01/18	GBP	103	177,653
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19	USD	232	266,800
Teleflex, Inc., 6.88%, 6/01/19		830	881,875

			7,791,782
Health Care Providers & Services — 2.5%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
7.75%, 2/15/19		1,215	1,312,200
6.00%, 10/15/21		308	321,090
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		776	821,590
5.13%, 8/01/21 (b)		237	245,295
6.88%, 2/01/22 (b)		914	972,267
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	200	291,934
Crown Newco 3 PLC, 7.00%, 2/15/18	GBP	194	342,730
HCA, Inc.:
8.50%, 4/15/19	USD	40	42,000
6.50%, 2/15/20		1,149	1,296,934
7.88%, 2/15/20		2,709	2,898,630
7.25%, 9/15/20		1,075	1,169,062
5.88%, 3/15/22		148	161,690
4.75%, 5/01/23		317	317,000
Hologic, Inc., 6.25%, 8/01/20		1,933	2,053,812
LifePoint Hospitals, Inc., 5.50%, 12/01/21 (b)		333	348,401
Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Priory Group No. 3 PLC, 7.00%, 2/15/18 (b)	GBP	308	544,129
Symbion, Inc., 8.00%, 6/15/16	USD	125	131,563
Tenet Healthcare Corp.:
6.25%, 11/01/18		2,602	2,881,715
8.00%, 8/01/20		759	833,003
6.00%, 10/01/20 (b)		673	723,475
4.50%, 4/01/21		100	99,750
4.38%, 10/01/21		1,386	1,368,675
8.13%, 4/01/22		1,262	1,413,440

			20,590,385
Health Care Technology — 0.3%
IMS Health, Inc., 12.50%, 3/01/18 (b)		1,939	2,229,850
Hotels, Restaurants & Leisure — 2.1%
Carlson Wagonlit BV, 6.88%, 6/15/19 (b)		200	214,000
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	2,575	3,705,330
Diamond Resorts Corp., 12.00%, 8/15/18	USD	1,890	2,079,000
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	435	645,463
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18 (b)	USD	391	405,662
Greektown Holdings LLC/Greektown Mothership Corp., 8.88%, 3/15/19 (b)(h)		1,205	1,241,150
HRP Myrtle Beach Holdings LLC, 14.50%, 4/01/14 (a)(b)(e)		6,892	1
HRP Myrtle Beach Operations LLC (a)(b)(e):
12.50%, 4/01/12		5,000	1
0.00%, 4/01/13 (g)		5,000	1
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	495	775,624
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	75	81,469
5.88%, 3/15/21		321	331,432
Little Traverse Bay Bands of Odawa Indians, Inc., 9.00%, 8/31/20 (b)		891	892,581
MCE Finance Ltd., 5.00%, 2/15/21 (b)		352	351,120
PNK Finance Corp., 6.38%, 8/01/21 (b)		366	382,470
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	145,276
Sabre, Inc., 8.50%, 5/15/19 (b)	USD	877	976,759
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		842	852,525
Snai SpA, 7.63%, 6/15/18	EUR	245	354,237
Station Casinos LLC, 7.50%, 3/01/21	USD	1,618	1,735,305
Travelport LLC/Travelport Holdings, Inc., 6.36%, 3/01/16 (b)(d)		888	899,472
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(e)		800	—
The Unique Pub Finance Co. PLC, Series A3, 6.54%, 3/30/21	GBP	390	685,873
Vougeot Bidco PLC, 7.88%, 7/15/20		103	187,364
Wynn Macau Ltd., 5.25%, 10/15/21 (b)	USD	516	530,190

			17,472,305

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Household Durables — 1.6%
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	280	$422,234
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (b)	USD	556	554,610
Beazer Homes USA, Inc., 6.63%, 4/15/18		1,125	1,215,000
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		1,000	1,062,500
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		285	292,838
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)		2,300	2,518,500
KB Home, 7.25%, 6/15/18		965	1,088,037
Libbey Glass, Inc., 6.88%, 5/15/20		225	243,563
The Ryland Group, Inc., 6.63%, 5/01/20		130	140,400
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	353	555,460
Standard Pacific Corp.:
10.75%, 9/15/16	USD	565	686,475
8.38%, 1/15/21		3,005	3,583,462
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		749	741,510

			13,104,589
Household Products — 0.2%
Ontex IV SA, 9.00%, 4/15/19	EUR	317	472,560
Spectrum Brands, Inc.:
6.38%, 11/15/20	USD	315	343,350
6.63%, 11/15/22		375	408,750

			1,224,660
Independent Power Producers & Energy Traders — 2.8%
Calpine Corp. (b):
7.50%, 2/15/21		165	181,912
6.00%, 1/15/22		256	271,360
5.88%, 1/15/24		531	544,275
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (b)		723	741,979
10.00%, 12/01/20		9,795	10,186,800
10.25%, 12/01/20 (b)		6,053	6,295,120
12.25%, 3/01/22 (b)		1,248	1,447,680
NRG Energy, Inc., 7.63%, 1/15/18		2,308	2,608,040
NRG REMA LLC:
Series B, 9.24%, 7/02/17		93	92,010
Series C, 9.68%, 7/02/26		1,140	1,105,800
QEP Resources, Inc., 5.38%, 10/01/22		75	75,375

			23,550,351
Insurance — 0.2%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		147	156,188
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		329	350,385
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (b)		184	193,660
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		725	773,937
Standard Life PLC, 5.50%, 12/04/42 (d)	EUR	300	459,640

			1,933,810
Corporate Bonds	Par (000)		Value
Internet Software & Services — 0.1%
Equinix, Inc., 4.88%, 4/01/20	USD	22	22,358
IAC/InterActiveCorp, 4.88%, 11/30/18 (b)		700	729,750
VeriSign, Inc., 4.63%, 5/01/23		85	82,875

			834,983
IT Services — 1.8%
Ceridian Corp., 8.88%, 7/15/19 (b)		3,410	3,895,925
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		835	955,031
Epicor Software Corp., 8.63%, 5/01/19		720	786,600
First Data Corp. (b):
7.38%, 6/15/19		3,123	3,384,551
8.88%, 8/15/20		195	216,938
6.75%, 11/01/20		2,011	2,171,880
11.75%, 8/15/21		420	449,400
SunGard Data Systems, Inc.:
7.38%, 11/15/18		280	298,200
6.63%, 11/01/19		1,845	1,971,844
WEX, Inc., 4.75%, 2/01/23 (b)		601	564,940

			14,695,309
Machinery — 0.1%
Allegion US Holding Co., Inc., 5.75%, 10/01/21 (b)		117	122,119
SPX Corp., 6.88%, 9/01/17		65	73,937
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (b)		182	189,280

			385,336
Media — 4.8%
Adria Bidco BV, 7.88%, 11/15/20	EUR	100	143,551
Altice Financing SA, 6.50%, 1/15/22 (b)	USD	840	875,700
Altice Finco SA, 8.13%, 1/15/24 (b)		690	738,300
AMC Networks, Inc.:
7.75%, 7/15/21		1,005	1,140,675
4.75%, 12/15/22		86	86,430
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. (b):
5.25%, 2/15/22		130	133,250
5.63%, 2/15/24		105	108,413
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		320	342,000
5.25%, 9/30/22		218	217,455
5.13%, 2/15/23		50	48,750
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(b)(e)		669	642,240
Checkout Holding Corp., 0.00%, 11/15/15 (b)(g)		532	449,540
Cinemark USA, Inc., 5.13%, 12/15/22		44	44,220
Clear Channel Communications, Inc.:
9.00%, 12/15/19		130	136,500
9.00%, 3/01/21		1,226	1,284,235
Clear Channel Worldwide Holdings, Inc.:
7.63%, 3/15/20		1,364	1,476,530
6.50%, 11/15/22		5,061	5,380,882
DISH DBS Corp.:
4.25%, 4/01/18		1,460	1,518,400
5.88%, 7/15/22		2,305	2,426,012

See Notes to Consolidated Financial Statements.

12	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)	USD	333	$357,143
Gannett Co., Inc. (b):
5.13%, 10/15/19		215	225,750
5.13%, 7/15/20		237	244,110
6.38%, 10/15/23		330	348,150
Gray Television, Inc., 7.50%, 10/01/20		557	607,130
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		2,544	2,766,600
5.50%, 8/01/23 (b)		1,282	1,267,577
Intelsat Luxembourg SA, 6.75%, 6/01/18 (b)		575	612,375
Lamar Media Corp., 5.38%, 1/15/24 (b)		297	306,653
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		232	254,620
The McClatchy Co., 9.00%, 12/15/22		350	400,313
MDC Partners, Inc., 6.75%, 4/01/20 (b)		541	577,518
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)		265	275,600
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		538	560,865
The New York Times Co., 6.63%, 12/15/16		500	557,500
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18		749	802,366
Play Finance 2 SA, 5.25%, 2/01/19	EUR	260	370,093
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)	USD	261	270,135
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		420	441,000
Sirius XM Holdings, Inc. (b):
4.25%, 5/15/20		141	137,828
5.75%, 8/01/21		464	482,560
4.63%, 5/15/23		410	385,400
Sterling Entertainment Corp., 9.75%, 12/15/19 (b)		1,300	1,326,000
Townsquare Radio LLC/Townsquare Radio, Inc., 9.00%, 4/01/19 (b)		865	957,987
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
7.50%, 3/15/19		1,917	2,224,113
5.50%, 1/15/23 (b)		1,270	1,314,450
Unitymedia KabelBW GmbH, 9.50%, 3/15/21	EUR	150	239,464
Univision Communications, Inc. (b):
8.50%, 5/15/21	USD	395	438,944
6.75%, 9/15/22		283	314,130
5.13%, 5/15/23		85	87,125
Virgin Media Secured Finance PLC, 6.50%, 1/15/18		1,450	1,502,562
VTR Finance BV, 6.88%, 1/15/24 (b)		1,036	1,060,820
Ziggo Bond Co. BV, 8.00%, 5/15/18 (b)	EUR	619	908,917
Ziggo Finance BV:
6.13%, 11/15/17		50	71,129
6.13%, 11/15/17 (b)		88	125,187

			40,015,197
Corporate Bonds	Par (000)		Value
Metals & Mining — 2.4%
APERAM, 7.38%, 4/01/16 (b)	USD	150	155,250
ArcelorMittal:
9.50%, 2/15/15		1,379	1,478,977
4.25%, 2/25/15		43	44,021
4.25%, 8/05/15		825	850,781
5.00%, 2/25/17		373	398,644
6.13%, 6/01/18		733	806,300
Commercial Metals Co., 4.88%, 5/15/23		1,135	1,092,437
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	405	579,286
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (b)	USD	580	611,900
Global Brass & Copper, Inc., 9.50%, 6/01/19		740	854,700
Kaiser Aluminum Corp., 8.25%, 6/01/20		550	622,875
New Gold, Inc., 6.25%, 11/15/22 (b)		845	845,000
Novelis, Inc., 8.75%, 12/15/20		7,148	8,041,500
Perstorp Holding AB, 8.75%, 5/15/17 (b)		410	440,238
Steel Dynamics, Inc., 6.38%, 8/15/22		595	653,013
Taseko Mines Ltd., 7.75%, 4/15/19		150	152,625
ThyssenKrupp AG, 3.13%, 10/25/19	EUR	495	686,665
Vedanta Resources PLC, 8.25%, 6/07/21 (b)	USD	200	210,500
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		1,092	1,179,360

			19,704,072
Multiline Retail — 0.3%
Dufry Finance SCA, 5.50%, 10/15/20 (b)		1,071	1,097,775
The Neiman Marcus Group Ltd. (b):
8.00%, 10/15/21		750	804,375
8.75% (8.75% Cash or 9.50% PIK) 10/15/21 (c)		150	161,250

			2,063,400
Oil, Gas & Consumable Fuels — 6.1%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		100	108,500
4.88%, 5/15/23		500	510,000
Alpha Natural Resources, Inc., 6.25%, 6/01/21		230	194,350
Antero Resources Finance Corp., 5.38%, 11/01/21 (b)		888	907,980
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (b)		224	237,440
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		200	215,000
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20		100	110,000
Chaparral Energy, Inc., 7.63%, 11/15/22		330	358,050
Chesapeake Energy Corp.:
7.25%, 12/15/18		71	83,603
6.63%, 8/15/20		874	998,545
6.88%, 11/15/20		435	500,250
6.13%, 2/15/21		104	114,920
5.75%, 3/15/23		160	172,000
Concho Resources, Inc.:
7.00%, 1/15/21		40	44,200
6.50%, 1/15/22		683	747,031
CONSOL Energy, Inc.:
8.00%, 4/01/17		84	87,675
8.25%, 4/01/20		3,485	3,789,937

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc.:
7.13%, 4/01/21	USD	135	$152,719
5.00%, 9/15/22		121	126,748
4.50%, 4/15/23		29	30,029
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22 (b)		57	59,565
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		565	593,250
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		625	650,000
Denbury Resources, Inc., 4.63%, 7/15/23		157	147,973
El Paso LLC, 7.80%, 8/01/31		143	151,620
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		120	131,100
7.75%, 6/15/19		1,748	1,879,100
Enterprise Products Operating LLC, 3.70%, 6/01/15		500	518,749
EP Energy LLC/Everest Acquisition Finance, Inc., Series WI, 6.88%, 5/01/19		735	792,881
EV Energy Partners LP/EV Energy Finance Corp., 8.00%, 4/15/19		55	56,650
Halcon Resources Corp., 8.88%, 5/15/21		1,017	1,034,797
Hilcorp Energy I LP/Hilcorp Finance Co., 7.63%, 4/15/21 (b)		1,274	1,388,660
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (b)		1,405	1,549,012
Kinder Morgan, Inc., 5.63%, 11/15/23 (b)		542	544,825
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		1,718	1,911,275
5.50%, 2/01/22		27	27,743
Laredo Petroleum, Inc.:
9.50%, 2/15/19		1,820	2,015,650
7.38%, 5/01/22		595	660,450
Lightstream Resources Ltd., 8.63%, 2/01/20 (b)		266	271,985
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19		16	16,680
7.25%, 11/01/19 (b)		100	104,250
8.63%, 4/15/20		1,958	2,134,220
7.75%, 2/01/21		490	530,425
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		34	36,720
4.50%, 7/15/23		10	9,688
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		430	453,650
Northern Oil and Gas, Inc., 8.00%, 6/01/20		678	722,070
Oasis Petroleum, Inc.:
7.25%, 2/01/19		495	532,125
6.50%, 11/01/21		555	599,400
6.88%, 3/15/22 (b)		599	649,915
Pacific Drilling SA, 5.38%, 6/01/20 (b)		748	757,350
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		231	253,522
PDC Energy, Inc., 7.75%, 10/15/22		510	557,175
Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.38%, 6/01/20	USD	375	$419,062
Petrobras International Finance Co.:
3.88%, 1/27/16		1,100	1,130,250
7.88%, 3/15/19		100	114,301
6.88%, 1/20/40		25	24,607
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		210	226,275
Range Resources Corp.:
8.00%, 5/15/19		45	47,419
6.75%, 8/01/20		874	950,475
5.75%, 6/01/21		277	297,775
5.00%, 8/15/22		10	10,300
5.00%, 3/15/23		23	23,403
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23		63	58,905
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)		198	212,850
Rosetta Resources, Inc., 5.63%, 5/01/21		479	493,370
Sabine Pass Liquefaction LLC (b):
5.88%, 2/01/21		3,024	3,099,600
6.25%, 3/15/22		104	107,640
5.63%, 4/15/23		938	921,585
Sabine Pass LNG LP, 7.50%, 11/30/16		4,940	5,483,400
SandRidge Energy, Inc.:
8.75%, 1/15/20		111	120,158
7.50%, 2/15/23		1,282	1,352,510
SM Energy Co.:
6.63%, 2/15/19		109	116,903
6.50%, 11/15/21		650	705,250
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)		798	845,880
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20		191	199,595
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)		525	549,937
Whiting Petroleum Corp., 5.00%, 3/15/19		1,786	1,888,695

			50,631,597
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)		783	839,768
Clearwater Paper Corp., 7.13%, 11/01/18		215	228,975
International Paper Co.:
7.95%, 6/15/18		220	271,146
7.30%, 11/15/39		5	6,533
NewPage Corp., 11.38%, 12/31/14 (a)(e)		2,882	—
Sappi Papier Holding GmbH (b):
8.38%, 6/15/19		400	444,000
6.63%, 4/15/21		50	51,000

			1,841,422
Pharmaceuticals — 0.7%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (b)	EUR	100	151,847
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK) 5/15/19 (b)(c)	USD	171	177,413

See Notes to Consolidated Financial Statements.

14	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Pharmaceuticals (concluded)
Endo Finance Co., 5.75%, 1/15/22 (b)	USD	642	$662,865
Forest Laboratories, Inc., 4.38%, 2/01/19 (b)		722	772,540
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)		125	140,000
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (b)		173	185,110
Valeant Pharmaceuticals International, Inc. (b):
6.75%, 8/15/18		1,221	1,346,152
6.38%, 10/15/20		760	830,300
5.63%, 12/01/21		661	701,486
7.25%, 7/15/22		1,010	1,123,625

			6,091,338
Professional Services — 0.1%
Truven Health Analytics, Inc., 10.63%, 6/01/20		380	430,350
Real Estate Investment Trusts (REITs) — 0.4%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (b)		691	746,280
Felcor Lodging LP:
6.75%, 6/01/19		1,703	1,830,725
5.63%, 3/01/23		377	378,885
iStar Financial, Inc., 4.88%, 7/01/18		493	497,930

			3,453,820
Real Estate Management & Development — 1.3%
CBRE Services, Inc., 6.63%, 10/15/20		90	96,300
Lennar Corp., 4.75%, 11/15/22		110	105,050
Realogy Corp. (b):
7.88%, 2/15/19		2,760	2,994,600
7.63%, 1/15/20		2,497	2,802,883
9.00%, 1/15/20		214	246,100
The Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)		949	958,490
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		245	249,900
RPG Byty Sro, 6.75%, 5/01/20	EUR	260	373,233
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19	USD	2,730	3,009,825

			10,836,381
Road & Rail — 1.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 2.99%, 12/01/17 (b)(d)		190	191,900
The Hertz Corp.:
7.50%, 10/15/18		2,555	2,730,656
6.75%, 4/15/19		435	465,994
5.88%, 10/15/20		595	630,700
7.38%, 1/15/21		3,507	3,857,700
6.25%, 10/15/22		95	100,462
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		350	353,500

			8,330,912
Semiconductors & Semiconductor Equipment — 0.3%
GCS Holdco Finance I SA, 6.50%, 11/15/18	EUR	100	147,002
Corporate Bonds	Par (000)		Value
Semiconductors & Semiconductor Equipment (concluded)
NXP BV/NXP Funding LLC (b):
3.75%, 6/01/18	USD	1,040	1,051,700
5.75%, 2/15/21		1,020	1,086,300

			2,285,002
Software — 1.0%
Activision Blizzard, Inc. (b):
5.63%, 9/15/21		657	706,275
6.13%, 9/15/23		229	248,465
Healthcare Technology Intermediate, Inc., 7.38% (7.38% Cash or 8.13% PIK), 9/01/18 (b)(c)		328	339,480
Infor US, Inc., 9.38%, 4/01/19		4,345	4,909,850
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		2,270	2,275,675

			8,479,745
Specialty Retail — 0.7%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		130	146,575
Claire’s Stores, Inc. (b):
9.00%, 3/15/19		1,525	1,605,063
7.75%, 6/01/20		158	132,325
House of Fraser Funding PLC:
8.88%, 8/15/18	GBP	125	227,634
8.88%, 8/15/18 (b)		100	182,107
L Brands, Inc., 8.50%, 6/15/19	USD	320	388,000
Magnolia BC SA, 9.00%, 8/01/20	EUR	220	321,886
Michaels Stores, Inc., 7.75%, 11/01/18	USD	223	239,168
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00% (8.00% Cash or 8.75% PIK) 6/15/18 (b)(c)		214	218,815
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	100	181,270
Party City Holdings, Inc., 8.88%, 8/01/20	USD	410	457,150
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75% (8.75% Cash or 9.50% PIK) 8/15/19 (b)(c)		184	189,980
QVC, Inc. (b):
7.50%, 10/01/19		135	144,425
7.38%, 10/15/20		95	102,935
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		146	154,395
5.50%, 11/01/23		559	567,385
Sonic Automotive, Inc., 5.00%, 5/15/23		146	140,890

			5,400,003
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		405	443,475
PVH Corp., 4.50%, 12/15/22		122	120,170
SIWF Merger Sub, Inc., 6.25%, 6/01/21 (b)		801	821,025
The William Carter Co., 5.25%, 8/15/21 (b)		469	480,725

			1,865,395
Tobacco — 0.0%
Altria Group, Inc., 9.95%, 11/10/38		17	26,964

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Trading Companies & Distributors — 0.4%
Air Lease Corp., 4.50%, 1/15/16	USD	257	$271,135
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		1,304	1,414,840
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (b)		1,338	1,387,657

			3,073,632
Transportation Infrastructure — 0.1%
Aguila 3 SA, 7.88%, 1/31/18 (b)		929	987,063
Wireless Telecommunication Services — 3.7%
Crown Castle International Corp., 5.25%, 1/15/23		115	117,875
Crown Castle Towers LLC, 6.11%, 1/15/20 (b)		375	431,251
Digicel Group Ltd. (b):
10.50%, 4/15/18		90	95,625
8.25%, 9/30/20		1,215	1,284,863
Digicel Ltd., 6.00%, 4/15/21 (b)		1,898	1,907,490
The Geo Group, Inc., 5.88%, 1/15/22		370	377,400
Phones4u Finance PLC:
9.50%, 4/01/18	GBP	203	356,978
9.50%, 4/01/18 (b)		100	175,851
SBA Tower Trust, 4.25%, 4/15/40 (b)	USD	325	328,655
Sprint Communications, Inc. (b):
9.00%, 11/15/18		7,557	9,257,325
7.00%, 3/01/20		4,711	5,441,205
Sprint Corp. (b):
7.88%, 9/15/23		3,794	4,201,855
7.13%, 6/15/24		1,020	1,071,000
T-Mobile USA, Inc.:
6.63%, 4/28/21		2,205	2,386,912
6.13%, 1/15/22		235	248,219
6.73%, 4/28/22		2,120	2,289,600
6.84%, 4/28/23		85	92,013
6.50%, 1/15/24		430	455,800
Wind Acquisition Finance SA, 6.50%, 4/30/20 (b)		402	443,205

			30,963,122
Total Corporate Bonds — 60.8%			504,058,142

Floating Rate Loan Interests (d)
Aerospace & Defense — 0.8%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		1,404	1,402,632
Transdigm, Inc., Term Loan C, 3.75%, 2/28/20		713	715,473
TransUnion LLC, Term Loan, 4.25%, 2/10/19		4,521	4,533,403

			6,651,508
Airlines — 0.7%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.50%, 10/18/18		2,983	2,988,593
Northwest Airlines, Inc., Term Loan:
2.24%, 3/10/17		576	555,411
1.62%, 9/10/18		253	238,612
1.62%, 9/10/18		502	474,075
Floating Rate Loan Interests (d)	Par (000)		Value
Airlines (concluded)
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19	USD	1,290	1,290,400

			5,547,091
Auto Components — 2.6%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		995	995,826
Autoparts Holdings Ltd.:
1st Lien Term Loan, 6.50%, 7/28/17		2,185	2,185,930
2nd Lien Term Loan, 10.50%, 1/29/18		2,700	2,575,125
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		1,245	1,255,894
Federal-Mogul Corp.:
Term Loan B, 2.10%, 12/29/14		4,838	4,797,863
Term Loan C, 2.10%, 12/28/15		3,519	3,490,325
FleetPride Corp., 1st Lien Term Loan, 5.25%, 11/19/19		1,505	1,483,276
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19		3,280	3,310,340
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		160	161,050
Transtar Holding Co., 1st Lien Term Loan, 5.50%, 10/09/18		1,373	1,348,604

			21,604,233
Automobiles — 0.1%
Chrysler Group LLC, 2018 Term Loan B, 3.25%, 12/31/18		535	532,229
Building Products — 0.9%
Armstrong World Industries, Inc., Term Loan B, 3.50%, 3/16/20		720	720,239
Continental Building Products LLC, 1st Lien Term Loan, 4.75%, 8/14/20		1,007	1,007,052
CPG International, Inc., Term Loan, 4.75%, 9/30/20		1,980	1,981,285
Ply Gem Industries, Inc., Term Loan, 4.00%, 1/16/21		260	260,434
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		788	789,664
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		415	413,962
Term Loan B, 4.00%, 10/31/19		2,307	2,303,818

			7,476,454
Capital Markets — 0.1%
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		664	664,379
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17		337	337,711

			1,002,090
Chemicals — 2.2%
Allnex USA, Inc.:
Term Loan B1, 4.50%, 10/03/19		242	243,398
Term Loan B2, 4.50%, 10/03/19		126	126,287
Axalta Coating Systems US Holdings, Inc., Term Loan, 4.00%, 2/01/20		3,107	3,117,615

See Notes to Consolidated Financial Statements.

16	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Chemicals (concluded)
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/28/20	USD	74	$74,000
Chemtura Corp., Term Loan B, 3.50%, 8/27/16		1,039	1,045,202
Chromaflo Technologies Corp.:
1st Lien Term Loan, 4.50%, 12/02/19		725	726,813
2nd Lien Term Loan, 8.25%, 5/30/20		405	408,038
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		1,212	1,215,686
INEOS US Finance LLC, 6 Year Term Loan, 3.75%, 5/04/18		1,235	1,231,567
MacDermid, Inc., 1st Lien Term Loan, 4.00%, 6/08/20		975	979,001
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		2,579	2,561,254
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		1,155	1,177,014
Term Loan B2, 4.25%, 1/15/20		1,491	1,500,583
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18		873	884,815
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		731	733,153
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20		1,415	1,419,061
Univar, Inc., Term Loan B, 5.00%, 6/30/17		712	707,081

			18,150,568
Commercial Banks — 0.1%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		605	608,527
2nd Lien Term Loan, 8.25%, 6/03/21		385	392,700

			1,001,227
Commercial Services & Supplies — 2.0%
ADS Waste Holdings, Inc., Term Loan, 3.75%, 10/09/19		2,646	2,643,364
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		553	554,050
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		874	876,202
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		2,498	2,507,232
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		720	729,000
KAR Auction Services, Inc., Term Loan B, 3.75%, 5/19/17		2,221	2,222,114
Livingston International, Inc.:
1st Lien Term Loan, 5.00%, 4/16/19		856	857,839
2nd Lien Term Loan, 9.00%, 4/20/20		254	259,204
Progressive Waste Solutions Ltd., Term Loan B, 3.00%, 10/24/19		292	293,072
Protection One, Inc., Term Loan, 4.25%, 3/21/19		1,444	1,440,678
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		2,760	2,762,041
Floating Rate Loan Interests (d)	Par (000)		Value
Commercial Services & Supplies (concluded)
West Corp., Term Loan B10, 3.25%, 6/30/18	USD	1,875	1,864,487

			17,009,283
Communications Equipment — 2.2%
Alcatel-Lucent USA, Inc., Term Loan C, 4.50%, 1/30/19		6,005	6,055,672
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		610	613,813
2nd Lien Term Loan, 7.50%, 1/24/22		540	551,205
Avaya, Inc., Extended Term Loan B3, 4.73%, 10/26/17		1,972	1,918,595
Blackboard, Inc., Term Loan B3, 4.75%, 10/04/18		417	419,643
CommScope, Inc.:
Term Loan B3, 2.65% — 2.73%, 1/21/17		815	813,831
Term Loan B4, 3.25%, 1/26/18		1,223	1,224,563
Telesat Canada, Term Loan A, 4.28%, 3/24/17	CAD	2,499	2,256,389
Zayo Group LLC, Term Loan B, 4.00%, 7/02/19	USD	4,329	4,337,827

			18,191,538
Construction & Engineering — 0.5%
BakerCorp International, Inc., Term Loan, 4.25%, 2/14/20		1,555	1,553,244
Centaur Acquisition LLC:
1st Lien Term Loan, 5.25%, 2/20/19		1,396	1,398,589
2nd Lien Term Loan, 8.75%, 2/15/20		510	520,200
USIC Holdings, Inc., 1st Lien Term Loan, 4.00%, 7/10/20		726	725,137

			4,197,170
Construction Materials — 1.0%
Filtration Group Corp.:
1st Lien Term Loan, 4.50%, 11/21/20		605	609,791
2nd Lien Term Loan, 8.25%, 11/21/21		655	668,919
HD Supply, Inc., Term Loan B, 4.00%, 6/28/18		6,689	6,707,855
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		414	418,206

			8,404,771
Consumer Finance — 0.2%
Springleaf Financial Funding Co., Term Loan B2, 4.75%, 9/25/19		1,840	1,861,160
Containers & Packaging — 0.7%
Ardagh Holdings USA, Inc.:
Incremental Term Loan, 4.00%, 12/17/19		945	948,544
Term Loan B, 4.25%, 12/17/19		735	736,837
Berry Plastics Holding Corp., Term Loan E, 3.75%, 1/09/21		715	712,855

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	17

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)			Value
Containers & Packaging (concluded)
Polarpak, Inc., 1st Lien Canadian Borrower, 4.50% — 5.50%, 6/05/20	USD	1		$815
Sealed Air Corp., 2013 Term Loan, 3.00%, 10/03/18		908		911,368
Tekni-Plex, Inc., Term Loan B, 5.50% — 6.50%, 8/25/19		2,264		2,263,625
WNA Holdings, Inc, 1st Lien US Borrower, 4.50% — 5.50%, 6/07/20		—	(i)	477

				5,574,521
Distributors — 0.6%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		3,282		3,282,792
Crossmark Holdings, Inc., 1st Lien Term Loan, 4.50%, 12/20/19		644		640,688
VWR Funding, Inc., Term Loan, 3.45%, 4/03/17		757		757,350

				4,680,830
Diversified Consumer Services — 1.1%
Allied Security Holdings, LLC:
1st Lien Term Loan, 4.25%, 2/12/21		1,042		1,040,939
Delayed Draw Term Loan, 0.50%, 2/12/21		370		369,551
Bright Horizons Family Solutions, Inc., Term Loan B, 4.00%, 1/30/20		1,554		1,556,569
Doncasters Finance US LLC, Term Loan, 5.50%, 4/09/20		603		608,406
Garda World Securities Corp.:
Delayed Draw Term Loan, 4.00%, 11/06/20		290		290,179
Term Loan B, 4.00%, 11/06/20		1,133		1,134,334
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		678		660,495
ServiceMaster Co., Term Loan, 4.25%, 1/31/17		2,091		2,090,346
Weight Watchers International, Inc., Term Loan B2, 4.00%, 4/02/20		2,115		1,614,312

				9,365,131
Diversified Financial Services — 1.2%
ION Trading Technologies Sarl:
1st Lien Term Loan, 4.50%, 5/22/20		1,043		1,049,139
2nd Lien Term Loan, 8.25%, 5/21/21		305		308,050
Kasima LLC, Term Loan B, 3.25%, 5/17/21		1,240		1,238,450
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.00%, 12/01/18		3,309		3,331,199
RPI Finance Trust, Term Loan B3, 3.25%, 11/09/18		482		485,357
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		1,620		1,622,705
WMG Acquisition Corp., Term Loan, 3.75%, 7/01/20		2,199		2,196,188

				10,231,088
Floating Rate Loan Interests (d)	Par (000)			Value
Diversified Telecommunication Services — 2.5%
Consolidated Communications, Inc., Term Loan B, 4.25%, 12/23/20	USD	2,427		2,440,616
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		2,859		2,870,500
Integra Telecom, Inc.:
2nd Lien Term Loan, 9.75%, 2/21/20		1,555		1,594,353
Term Loan B, 5.25%, 2/22/19		1,270		1,281,834
Level 3 Financing, Inc.:
2019 Term Loan, 4.00%, 8/01/19		110		110,330
2020 Term Loan B, 4.00%, 1/15/20		7,525		7,543,812
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19		1,226		1,230,664
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		3,728		3,751,251

				20,823,360
Electric Utilities — 0.4%
American Energy – Utica, LLC, 2nd Lien Term Loan, 11.00%, 9/30/18		2,000		2,090,347
Sandy Creek Energy Associates LP, Term Loan B, 5.00%, 11/06/20		1,435		1,437,913

				3,528,260
Electrical Equipment — 0.9%
Southwire Co., Term Loan, 3.25%, 2/11/21		880		879,525
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.74%, 10/10/17		9,460		6,592,958

				7,472,483
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, Term Loan, 3.25%, 4/29/20		2,959		2,943,089
Energy Equipment & Services — 0.5%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,313		1,317,340
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		1,874		1,879,127
Seadrill Partners Finco LLC, Term Loan B, 4.00%, 2/21/21		370		371,003
Unifrax Corp., Term Loan, 4.25%, 11/28/18		602		603,602

				4,171,072
Food & Staples Retailing — 0.9%
Alliance Boots Holdings Ltd., Term Loan B1, 3.47%, 7/09/15	GBP	2,556		4,276,561
Rite Aid Corp.:
2nd Lien Term Loan, 5.75%, 8/21/20	USD	695		709,477
Term Loan 6, 4.00%, 2/21/20		610		612,371
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		1,404		1,408,706
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/29/19		552		554,986

				7,562,101

See Notes to Consolidated Financial Statements.

18	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Food Products — 1.8%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17	USD	1,254	$1,258,301
CTI Foods Holding Co. LLC, 1st Lien Term Loan, 4.50%, 6/29/20		818	818,294
Del Monte Foods Co., 1st Lien Term Loan, 4.25%, 11/06/20		930	931,163
Diamond Foods, Inc., Term Loan, 4.25%, 7/28/18		640	639,590
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18		1,670	1,678,767
GFA Brands, Inc., Term Loan B, 5.00%, 7/09/20		612	615,493
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		2,318	2,353,125
Pinnacle Foods Finance LLC:
Incremental Term Loan H, 3.25%, 4/29/20		464	462,293
Term Loan G, 3.25%, 4/29/20		2,119	2,110,384
Reddy Ice Corp.:
1st Lien Term Loan, 6.75% — 7.75%, 5/01/19		3,037	3,021,865
2nd Lien Term Loan, 10.75%, 11/01/19		995	965,150

			14,854,425
Health Care Equipment & Supplies — 2.5%
Arysta LifeScience Corp.:
1st Lien Term Loan, 4.50%, 5/29/20		3,868	3,880,504
2nd Lien Term Loan, 8.25%, 11/30/20		700	709,625
Biomet, Inc., Term Loan B2, 3.65% — 3.75%, 7/25/17		2,224	2,226,827
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		2,181	2,181,316
DJO Finance LLC, Term Loan B3, 4.75%, 9/15/17		3,687	3,705,383
The Hologic, Inc., Term Loan B, 3.25%, 8/01/19		2,523	2,516,975
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		98	98,111
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		2,444	2,456,376
Kinetic Concepts, Inc., Term Loan E1, 4.00%, 5/04/18		394	395,159
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		781	759,940
Onex Carestream Finance LP:
1st Lien Term Loan, 5.00%, 6/07/19		1,126	1,138,794
2nd Lien Term Loan, 9.50%, 12/07/19		990	1,009,800

			21,078,810
Health Care Providers & Services — 3.7%
American Renal Holdings, Inc.:
1st Lien Term Loan, 4.50%, 9/20/19		1,623	1,622,737
2nd Lien Term Loan, 8.50%, 2/14/20		850	852,125
Floating Rate Loan Interests (d)	Par (000)		Value
Health Care Providers & Services (concluded)
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18	USD	772	774,130
CHG Buyer Corp., Term Loan, 4.50%, 11/19/19		1,079	1,083,266
CHS/Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21		7,415	7,476,767
ConvaTec, Inc., Term Loan, 4.00%, 12/22/16		2,747	2,759,740
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		3,007	3,021,103
Term Loan B2, 4.00%, 11/01/19		1,688	1,693,233
Envision Acquisition Co. LLC, 1st Lien Term Loan, 5.75%, 11/04/20		1,302	1,311,501
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18		888	889,932
Fresenius SE & Co. KGaA, Incremental Term Loan B, 2.47%, 6/30/19	EUR	440	606,573
Genesis HealthCare Corp., Term Loan B, 10.00% — 10.75%, 9/25/17	USD	1,390	1,428,358
Ikaria, Inc.:
1st Lien Term Loan, 5.00%, 2/12/21		1,120	1,126,306
2nd Lien Term Loan, 8.75%, 1/17/22		450	456,377
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16		988	986,168
Incremental Term Loan B3, 7.75%, 5/15/18		879	871,507
National Mentor Holdings, Inc., Term Loan B, 4.75%, 1/27/21		710	716,212
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.25%, 6/29/18		1,184	1,183,067
US Renal Care, Inc., 2013 Term Loan, 4.25%, 7/03/19		1,589	1,599,049

			30,458,151
Health Care Technology — 0.5%
IMS Health, Inc., Term Loan B1, 3.75%, 9/01/17		3,991	3,989,054
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		502	503,812

			4,492,866
Hotels, Restaurants & Leisure — 6.7%
Bally Technologies, Inc., Term Loan B, 4.25%, 11/25/20		1,242	1,248,718
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		1,979	1,995,549
Caesars Entertainment Resort Properties, LLC, Term Loan B, 7.00%, 10/12/20		8,675	8,803,564
Drumm Investors LLC, Term Loan, 5.00%, 5/04/18		532	525,292
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		895	912,900
Hilton Worldwide Finance, LLC, Term Loan B2, 3.75%, 10/26/20		8,805	8,831,543
Intrawest ULC, Term Loan, 5.50%, 11/26/20		1,015	1,023,881

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	19

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Hotels, Restaurants & Leisure (concluded)
La Quinta Intermediate Holdings, Term Loan B, 4.00%, 2/19/21	USD	8,045	$8,061,090
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/20/20		3,425	3,421,438
Marina District Finance Co., Inc., Term Loan B, 6.75%, 8/15/18		1,890	1,905,744
MGM Resorts International:
Term Loan A, 2.90%, 12/20/17		248	247,560
Term Loan B, 3.50%, 12/20/19		1,944	1,940,435
OSI Restaurant Partners LLC, Term Loan, 3.50%, 10/25/19		954	952,987
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		1,428	1,429,167
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		1,112	1,116,383
Sabre, Inc.:
Incremental Term Loan, 4.50%, 2/19/19		643	643,992
Term Loan B, 4.25%, 2/19/19		881	881,285
Six Flags Theme Parks, Inc., Term Loan B, 3.50% — 5.00%, 12/20/18		590	592,718
Station Casinos, Inc., Term Loan B, 5.00%, 3/02/20		5,121	5,122,888
Travelport LLC:
2nd Lien Term Loan 1, 9.50%, 1/29/16		1,040	1,077,927
Refinancing Term Loan, 6.25%, 6/26/19		1,731	1,774,046
Twin River Management Group, Inc., Term Loan B, 5.25%, 11/09/18		1,561	1,571,521
Wendy’s International, Inc., Term Loan B, 3.25%, 5/15/19		1,171	1,168,398

			55,249,026
Household Products — 0.8%
Bass Pro Group LLC, Term Loan, 3.75%, 11/20/19		2,012	2,019,951
Prestige Brands, Inc., Term Loan, 3.75% — 5.00%, 1/31/19		696	698,684
Spectrum Brands, Inc.:
Term Loan A, 3.00%, 9/07/17		1,276	1,277,908
Term Loan C, 3.50%, 9/04/19		2,601	2,598,016

			6,594,559
Independent Power Producers & Energy Traders — 0.9%
AES Corp., Refinancing Term Loan B, 3.75%, 6/01/18		2,091	2,097,863
Calpine Construction Finance Co., L.P., Term Loan B1, 3.00%, 5/03/20		817	806,667
Calpine Corp., Term Loan B1, 4.00%, 4/02/18		1,147	1,151,927
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		2,816	2,819,924
Star West Generation LLC, Term Loan B, 4.25%, 3/13/20		981	983,941

			7,860,322
Industrial Conglomerates — 0.4%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		3,205	3,154,464
Floating Rate Loan Interests (d)	Par (000)		Value
Insurance — 1.7%
Alliant Holdings I, Inc., Term Loan B, 4.25%, 12/20/19	USD	1,267	1,274,334
Asurion LLC:
2nd Lien Term Loan, 8.50%, 2/19/21		1,940	2,000,625
Term Loan B1, 4.50%, 5/24/19		1,621	1,623,094
CNO Financial Group, Inc.:
Term Loan B1, 3.00%, 9/28/16		848	850,153
Term Loan B2, 3.75%, 9/20/18		1,419	1,415,067
Cooper Gay Swett & Crawford Ltd.:
1st Lien Term Loan, 5.00%, 4/16/20		1,164	1,145,722
2nd Lien Term Loan, 8.25%, 10/16/20		360	346,950
Cunningham Lindsey US, Inc., 1st Lien Term Loan, 5.00%, 12/10/19		995	989,975
Hub International Ltd., Term Loan B, 4.75%, 10/02/20		1,202	1,212,000
National Financial Partners Corp., Term Loan, 5.25%, 7/01/20		478	481,779
Sedgwick CMS Holdings, Inc.:
1st Lien Term Loan, 3.75%, 2/11/21		920	915,170
2nd Lien Term Loan, 6.75%, 12/12/18		1,650	1,665,609

			13,920,478
Internet Software & Services — 0.8%
Dealertrack Technologies, Inc., Term Loan B, 3.50%, 2/26/21		825	829,125
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		2,711	2,713,323
Open Text Corp., Term Loan B, 3.25%, 1/04/21		1,045	1,044,477
W3 Co.:
1st Lien Term Loan, 5.75%, 3/13/20		1,122	1,124,329
2nd Lien Term Loan, 9.25%, 9/11/20		289	292,168
Web.com Group, Inc., Term Loan B, 4.50%, 10/27/17		921	931,782

			6,935,204
IT Services — 2.0%
Ceridian Corp., Term Loan B, 4.37% — 4.40%, 5/09/17		2,621	2,627,759
First Data Corp., 2018 Term Loan:
4.16%, 9/24/18		1,860	1,863,106
Extended B, 4.16%, 3/23/18		8,847	8,855,509
Genpact International, Inc., Term Loan B, 3.50%, 8/30/19		999	998,699
InfoGroup, Inc., Term Loan, 8.00%, 5/25/18		942	822,146
SunGard Data Systems, Inc.:
Term Loan D, 4.50%, 1/31/20		728	728,560
Term Loan E, 4.00%, 3/09/20		471	473,347

			16,369,126
Leisure Equipment & Products — 0.1%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		817	829,768

See Notes to Consolidated Financial Statements.

20	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Life Sciences Tools & Services — 0.2%
Patheon, Inc., Term Loan:
7.25%, 12/06/18	USD	830	$827,012
4.25%, 1/09/21		1,140	1,136,443

			1,963,455
Machinery — 2.5%
Allegion US Holding Co., Inc., Term Loan B, 3.00%, 9/30/20		1,140	1,138,096
Alliance Laundry Systems LLC:
2nd Lien Term Loan, 9.50%, 12/10/19		442	447,341
Refinancing Term Loan, 4.25%, 12/10/18		900	903,566
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/31/20		750	751,530
Term Loan B3, 4.25%, 8/28/20		228	228,589
Gardner Denver, Inc.:
4.25%, 7/30/20		2,071	2,061,196
4.75%, 7/30/20	EUR	225	310,829
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/31/20	USD	2,184	2,183,632
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18		1,185	1,187,233
Mirror Bidco Corp., Term Loan, 4.25%, 12/27/19		1,544	1,551,473
Navistar International Corp., Term Loan B, 5.75%, 8/17/17		1,785	1,808,001
Pacific Industrial Services US Finance Co. LLC:
1st Lien Term Loan, 5.00%, 10/02/18		1,382	1,398,807
2nd Lien Term Loan, 8.75%, 4/02/19		1,070	1,096,750
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		1,420	1,423,219
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		1,507	1,509,106
STS Operating, Inc., Term Loan, 4.75%, 2/19/21		590	591,475
Terex Corp., Term Loan, 4.00%, 4/28/17	EUR	125	172,881
Wabash National Corp., Term Loan B, 4.50%, 5/08/19		2,326	2,335,850

			21,099,574
Marine — 0.2%
HGIM Corp., Term Loan B, 5.50%, 6/18/20		1,624	1,641,948
Media — 7.0%
Activision Blizzard, Inc., Term Loan B, 3.25%, 10/12/20		1,606	1,608,454
Advanstar Communications, Inc., 2nd Lien Term Loan, 9.50%, 6/06/20		470	471,565
Catalina Marketing Corp., Term Loan B, 5.25%, 10/12/20		1,566	1,573,248
CBS Outdoor Americas Capital LLC, Term Loan B, 3.00%, 1/31/21		310	309,175
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		1,451	1,449,196
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 4.75%, 7/03/14		230	216,756
Tranche 1 Incremental, 9.50%, 7/03/14		2,366	2,198,364
Floating Rate Loan Interests (d)	Par (000)		Value
Media (continued)
Charter Communications Operating LLC, Term Loan E, 3.00%, 7/01/20	EUR	1,167	1,160,891
Clear Channel Communications, Inc.:
Term Loan B, 3.80%, 1/29/16		292	286,295
Term Loan C, 3.80%, 1/29/16		160	156,025
Term Loan D, 6.90%, 1/30/19		4,467	4,383,397
CSC Holdings LLC, Term Loan B, 2.65%, 4/17/20		2,230	2,212,004
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.25%, 12/23/20		2,411	2,425,073
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		1,293	1,294,313
The E.W. Scripps Co., Term Loan B, 3.25%, 11/26/20		790	791,659
Fender Musical Instruments Corp., 2019 Term Loan B, 5.75%, 4/03/19		263	264,770
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		307	292,865
Hemisphere Media Group, Inc., Term Loan, 6.25%, 7/30/20		1,373	1,376,533
Hubbard Radio LLC, Term Loan B, 4.50%, 4/29/19		1,312	1,317,379
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		9,646	9,709,315
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20		610	617,625
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/17/20		623	624,217
Media General, Inc., Delayed Draw Term Loan B, 4.25%, 7/31/20		1,160	1,169,431
Mediacom Communications Corp., Term Loan F, 2.63%, 1/31/18		795	790,031
NEP/NCP Holdco, Inc.:
2nd Lien Term Loan, 9.50%, 7/22/20		246	251,243
Incremental Term Loan, 4.50% — 4.75%, 1/22/20		2,792	2,798,679
Nielsen Finance LLC, Term Loan E, 2.91%, 5/02/16		560	559,526
Rentpath, Inc., Term Loan B, 6.25%, 5/29/20		1,497	1,456,294
Salem Communications Corp., Term Loan B, 4.50%, 3/13/20		1,097	1,100,475
SBA Senior Finance II LLC:
Incremental Delayed Draw Term Loan B, 3.25%, 3/31/21		778	775,074
Incremental Term Loan B, 3.25%, 3/24/21		778	775,191
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		586	581,332
Springer Science & Business Media Deutschland GmbH, Term Loan B2, 5.00%, 8/14/20		1,536	1,543,447
Tribune Co., 2013 Term Loan, 4.00%, 12/27/20		1,980	1,978,139
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20		1,365	1,320,637
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		2,970	2,976,942

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	21

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Media (concluded)
UPC Financing Partnership:
Term Loan AG, 3.98%, 3/31/21	EUR	396	$550,321
Term Loan AH, 3.25%, 6/30/21	USD	680	679,102
Virgin Media Investment Holdings Ltd., Term Loan B, 3.50%, 6/08/20		1,020	1,018,909
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19		985	989,627
Ziggo N.V.:
Term Loan B1, 3.50%, 1/15/22		797	793,750
Term Loan B2, 3.50%, 1/15/22		514	511,569
Term Loan B3, 3.50%, 1/15/22		845	841,348

			58,200,186
Metals & Mining — 2.0%
Ameriforge Group, Inc.:
1st Lien Term Loan, 5.00%, 12/19/19		1,454	1,460,252
2nd Lien Term Loan, 8.75%, 12/19/20		980	1,002,050
API Heat Transfer, Inc., Term Loan, 5.25%, 5/03/19		1,042	1,040,510
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		2,585	2,637,172
FMG Resources August 2006 Property Ltd., Term Loan B, 4.25%, 6/28/19		3,640	3,672,279
Novelis, Inc., Term Loan, 3.75%, 3/10/17		4,124	4,137,256
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		743	743,183
Walter Energy, Inc., Term Loan B, 6.75%, 4/02/18		414	406,763
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,652	1,693,623

			16,793,088
Multiline Retail — 1.4%
99 Cents Only Stores, Term Loan, 4.50%, 1/11/19		1,974	1,990,263
Apex Tool Group LLC, Term Loan B, 4.50%, 1/31/20		1,325	1,308,014
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		1,484	1,491,882
2nd Lien Term Loan, 8.50%, 3/26/20		785	805,363
HEMA Holding BV:
Extended 2nd Lien Term Loan, 5.97%, 1/05/18	EUR	2,900	3,602,584
Extended Term Loan B, 4.60%, 12/06/17		346	469,208
Extended Term Loan C, 4.60%, 12/06/17		317	429,699
Hudson’s Bay Co., 1st Lien Term Loan, 4.75%, 11/04/20	USD	1,179	1,196,146

			11,293,159
Oil, Gas & Consumable Fuels — 3.2%
Arch Coal, Inc., Term Loan B, 5.75%, 5/16/18		1,212	1,194,732
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		3,640	3,719,316
Floating Rate Loan Interests (d)	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
Drillships Financing Holding Inc., Term Loan B1, 6.00%, 3/31/21	USD	1,614	1,642,568
EP Energy LLC, Term Loan B3, 3.50%, 5/24/18		1,223	1,222,416
Fieldwood Energy LLC:
1st Lien Term Loan, 3.88%, 9/28/18		868	869,650
2nd Lien Term Loan, 3.38%, 9/30/20		840	868,879
Moxie Patriot LLC, Term Loan B1, 6.75%, 12/18/20		2,050	2,091,000
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,710	1,735,990
Offshore Group Investment Ltd.:
5.00%, 10/25/17		2,713	2,723,888
5.75%, 3/28/19		1,290	1,305,459
Pacific Drilling SA, Term Loan B, 4.50%, 6/04/18		1,537	1,546,406
Panda Temple II Power LLC, Term Loan B, 7.25%, 4/03/19		980	1,000,825
Philadelphia Energy Solutions LLC, Term Loan B, 6.25%, 4/04/18		151	135,659
Power Buyer, LLC:
1st Lien Term Loan, 4.25%, 5/06/20		544	542,236
2nd Lien Term Loan, 8.25%, 11/06/20		200	198,000
Delayed Draw Term Loan, 3.25% — 4.25%, 5/06/20		30	29,633
Raven Power Finance LLC, Term Loan, 5.25%, 12/19/20		760	764,750
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.50%, 3/27/20		881	879,131
Tesoro Corp., Term Loan B, 2.40%, 5/30/16		1,193	1,195,481
Western Refining, Inc., Term Loan B, 4.25%, 11/12/20		1,830	1,841,438
WTG Holdings III Corp.:
1st Lien Term Loan, 4.75%, 1/15/21		430	431,075
2nd Lien Term Loan, 8.50%, 1/15/22		200	202,376

			26,140,908
Pharmaceuticals — 2.1%
Akorn, Inc., Term Loan B, 4.50%, 8/27/20		1,140	1,147,125
Amneal Pharmaceuticals LLC, Term Loan, 5.75% — 7.00%, 11/01/19		888	892,214
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		584	584,649
Endo Health Solutions, Inc., Term Loan B, 3.75%, 11/05/20		650	648,648
Jazz Pharmaceuticals, Inc., Term Loan B, 3.50%, 6/12/18		440	440,629
Par Pharmaceutical Companies, Inc., Term Loan B, 4.00%, 9/30/19		4,760	4,763,583
Pharmaceutical Product Development LLC, Term Loan B, 4.00%, 12/05/18		3,459	3,472,045
Quintiles Transnational Corp., Term Loan B3, 3.75%, 6/08/18		1,440	1,441,092

See Notes to Consolidated Financial Statements.

22	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Pharmaceuticals (concluded)
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 3.75%, 12/11/19	USD	1,200	$1,202,812
Series D2 Term Loan B, 3.75%, 2/13/19		1,762	1,766,448
Series E Term Loan B, 3.75%, 8/05/20		917	922,081

			17,281,326
Professional Services — 0.9%
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		3,506	3,510,746
ON Assignment, Inc., Refinancing Term Loan B, 3.50%, 4/30/20		466	465,827
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,161	1,181,546
TriNet Group, Inc., Term Loan B2, 5.00%, 8/14/20		883	888,305
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,729	1,732,231

			7,778,655
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		3,223	3,228,695
Starwood Property Trust, Inc., Term Loan B, 3.50%, 4/17/20		688	685,899

			3,914,594
Real Estate Management & Development — 0.9%
CityCenter Holdings LLC, Term Loan B, 5.00%, 10/16/20		1,585	1,599,614
Realogy Corp.:
Extended Letter of Credit, 4.40%, 10/10/16		1,366	1,368,747
Extended Term Loan, 4.50%, 3/05/20		4,399	4,408,792

			7,377,153
Road & Rail — 0.2%
Genesee & Wyoming, Inc., Term Loan A, 1.90% — 1.91%, 9/29/17		96	96,144
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		1,233	1,239,227

			1,335,371
Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor, Inc.:
Term Loan B3, 4.75%, 12/01/16		432	432,817
Term Loan B4, 5.00%, 2/28/20		2,322	2,330,067
Term Loan B5, 5.00%, 1/15/21		409	413,576
NXP BV, Term Loan D, 3.25%, 1/11/20		1,067	1,066,258

			4,242,718
Software — 2.6%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		1,535	1,538,515
CompuCom Systems, Inc., Refinancing Term Loan B, 4.25%, 5/11/20		328	327,375
Evertec Group LLC, Term Loan B, 3.50%, 4/17/20		677	659,008
Floating Rate Loan Interests (d)	Par (000)		Value
Software (concluded)
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20	USD	624	631,020
Term Loan B, 4.25% — 5.50%, 11/01/19		1,206	1,213,919
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		3,851	3,843,259
IQOR US, Inc., Term Loan B, 6.00%, 2/19/21		1,310	1,283,800
Kronos Worldwide, Inc., 2020 Term Loan B, 4.75%, 2/12/20		435	437,993
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		1,662	1,690,948
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/12/20		890	892,225
2nd Lien Term Loan, 8.50%, 10/11/21		1,250	1,273,962
RP Crown Parent LLC, 2013 Term Loan, 6.00%, 12/21/18		1,315	1,316,470
Shield Finance Co. Sarl, Term Loan, 5.00%, 1/27/21		565	569,944
Sophia LP, Term Loan B, 4.50%, 7/19/18		1,718	1,728,254
SS&C Technologies, Inc.:
Term Loan B1, 3.25%, 6/07/19		1,696	1,701,712
Term Loan B2, 3.25%, 6/07/19		175	176,039
StoneRiver Holdings, Inc.:
1st Lien Term Loan, 4.50%, 11/29/19		511	510,889
2nd Lien Term Loan, 8.50%, 5/29/20		258	259,580
Websence, Inc.:
2nd Lien Term Loan, 8.25%, 12/24/20		605	606,512
Term Loan B, 4.50%, 6/25/20		607	611,502

			21,272,926
Specialty Retail — 3.1%
Academy Ltd., Term Loan, 4.50%, 8/03/18		2,754	2,767,388
Burlington Coat Factory Warehouse Corp., Term Loan B2, 4.25%, 2/23/17		776	780,892
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		2,475	2,487,375
Equinox Holdings, Inc., Repriced Term Loan B, 4.50% — 5.50%, 1/31/20		1,221	1,231,457
Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		195	178,113
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 4.75%, 7/26/19		1,936	1,960,674
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18		1,143	1,142,031
Leslies Poolmart, Inc., Term Loan, 4.25%, 10/16/19		1,938	1,945,595
Michaels Stores, Inc., Term Loan, 3.75%, 1/28/20		1,635	1,638,644
The Neiman Marcus Group, Inc., Term Loan B, 5.00%, 10/26/20		2,085	2,108,020
Party City Holdings, Inc., Term Loan, 4.00%, 7/27/19		2,812	2,812,880

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	23

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (d)	Par (000)		Value
Specialty Retail (concluded)
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17	USD	2,827	$2,835,780
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.00%, 4/23/20		190	190,889
SRAM LLC, Term Loan B, 4.00% — 5.25%, 4/10/20		621	621,218
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		2,203	2,192,480
Toys ‘R’ Us-Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		804	672,396
Term Loan B3, 5.25%, 5/25/18		140	117,255

			25,683,087
Textiles, Apparel & Luxury Goods — 0.6%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		2,889	2,802,717
J Crew Group, Inc., Term Loan B, 4.00%, 2/20/21		1,375	1,369,844
Phillips-Van Heusen Corp., Term Loan B, 3.25%, 2/13/20		1,123	1,123,794

			5,296,355
Thrifts & Mortgage Finance — 0.2%
IG Investments Holdings LLC, 1st Lien Term Loan, 5.25%, 10/31/19		1,533	1,536,482
Trading Companies & Distributors — 0.1%
Fly Funding II Sarl, Term Loan B, 4.50%, 8/09/19		148	150,162
WESCO Distribution, Inc., Term Loan B, 3.75%, 12/12/19		346	346,187

			496,349
Wireless Telecommunication Services — 0.4%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		954	954,203
Light Tower Fiber LLC, 1st Lien Term Loan, 4.00%, 4/13/20		1,701	1,698,268
Time Warner Telecom Holdings Inc., Term Loan B, 2.66%, 4/17/20		522	522,537

			3,175,008
Total Floating Rate Loan Interests — 73.1%			606,300,798

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (b)(d)		1,668	1,714,337
Real Estate Investment Trusts (REITs) — 0.0%
Government National Mortgage Association, Series 2006-68, Class B, REMIC, 5.16%, 6/16/31 (d)		25	25,015
Total Non-Agency Mortgage-Backed Securities — 0.2%			1,739,352
Other Interests (j)		Beneficial Interest (000)	Value
Auto Components — 0.0%
Intermet Liquidating Trust, Class A (a)	USD	1,154	11
Diversified Financial Services — 0.1%
J.G. Wentworth LLC Preferred Equity Interests (a)(k):
(135-day lockup), (Acquired 11/18/13, cost $1,604,600)		23	422,495
(180-day lockup), (Acquired 11/18/13, cost $1,604,600)		23	422,495

			844,990
Household Durables — 0.4%
Stanley Martin, Class B Membership Units		2	3,658,500
Media — 0.0%
Adelphia Escrow (a)		7,500	75
Adelphia Preferred Escrow (a)		8	—
Adelphia Recovery Trust (a)		9,406	9,406
Adelphia Recovery Trust, Series ACC-6B INT (a)		750	22,500

			31,981
Total Other Interests — 0.5%			4,535,482

Preferred Stocks	Shares
Capital Markets — 0.0%
The Goldman Sachs Group, Inc., Series J, 5.50% (d)		13,550	321,000

Trust Preferreds
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13% (d)		92,669	2,506,551
Total Preferred Securities — 0.3%			2,827,551

Warrants (l)
Chemicals — 0.1%
GEO Specialty Chemicals, Inc., (Expires 3/31/15)		557,488	462,715
Media — 0.1%
Charter Communications Inc, (Issued/exercisable 11/30/09, 1 Warrant, Expires 11/30/14, Strike Price $51.28)		19,523	1,483,748
Software — 0.0%
HMH Holdings/EduMedia (issued/exercisable 3/09/10, 19 shares for 1 warrant, Expires 6/22/19, Strike Price $42.27)		3,049	10,784
Total Warrants — 0.2%			1,957,247
Total Long-Term Investments (Cost — $1,156,962,697) — 138.9%			1,152,777,998

See Notes to Consolidated Financial Statements.

24	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (m)(n)	4,698,789	$4,698,789
Total Short-Term Securities (Cost — $4,698,789) — 0.6%		4,698,789

Options Purchased (Cost — $217,832) — 0.0%		127,375
Total Investments Before Options Written (Cost — $1,161,879,318) — 139.5%		1,157,604,162

Options Written (Premiums Received — $39,000) — (0.0)%		(17,955)
Total Investments, Net of Options Written — 139.5%		1,157,586,207
Liabilities in Excess of Other Assets — (39.5)%		(327,848,858)

Net Assets — 100.0%		$829,737,349

Notes to Consolidated Schedule of Investments
(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Convertible security.

(g)	Zero-coupon bond.

(h)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Goldman Sachs International	$287,441	$7,767
Jefferies & Co.	$1,241,150	$36,150

(i)	Amount is less than $500.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Restricted security as to resale. As of report date the Fund held 0.1% of its net assets, with a current value of $844,990 in this security.

(l)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Investments in issuers considered to be an affiliate of the Fund during the year ended February 28, 2014, for purposes of Section 2(b)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at February 28, 2013	Net Activity	Shares Held at February 28, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	157,333	4,541,456	4,698,789	$1,630

(n)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of February 28, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Depreciation
(50)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	USD	6,226,563	$(20,130)

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	25

Consolidated Schedule of Investments (continued)

•	Foreign currency exchange contracts outstanding as of February 28, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	68,000	USD	113,452	Goldman Sachs Bank USA	3/04/14	$418
EUR	375,000	USD	515,646	Bank of America N.A.	4/22/14	1,958
EUR	920,442	USD	1,243,104	Barclays Bank PLC	4/22/14	27,360
EUR	440,000	USD	597,550	Citibank N.A.	4/22/14	9,771
EUR	33,055	USD	45,040	Deutche Bank AG	4/22/14	585
GBP	118,000	USD	195,473	Citibank N.A.	4/22/14	2,052
GBP	446,000	USD	735,404	Citibank N.A.	4/22/14	11,174
GBP	5,997	USD	9,834	Deutche Bank AG	4/22/14	205
USD	2,081,410	CAD	2,284,000	Barclays Bank PLC	4/22/14	21,170
USD	194,691	EUR	144,000	Barclays Bank PLC	4/22/14	(4,068)
USD	627,953	EUR	464,000	Barclays Bank PLC	4/22/14	(12,496)
USD	54,138	EUR	40,000	Barclays Bank PLC	4/22/14	(1,073)
USD	527,944	EUR	385,000	Barclays Bank PLC	4/22/14	(3,463)
USD	642,583	EUR	470,000	Citibank N.A.	4/22/14	(6,147)
USD	491,770	EUR	360,000	Credit Suisse International	4/22/14	(5,130)
USD	257,126	EUR	190,000	Goldman Sachs Bank USA	4/22/14	(5,127)
USD	312,305	EUR	229,000	Goldman Sachs Bank USA	4/22/14	(3,778)
USD	1,294,172	EUR	942,000	Goldman Sachs Bank USA	4/22/14	(6,048)
USD	605,182	EUR	440,000	Goldman Sachs Bank USA	4/22/14	(2,140)
USD	601,408	EUR	440,000	JPMorgan Chase Bank N.A.	4/22/14	(5,913)
USD	25,165,523	EUR	18,507,912	Royal Bank of Scotland PLC	4/22/14	(380,507)
USD	835,579	EUR	605,000	UBS AG	4/22/14	512
USD	113,411	GBP	68,000	Goldman Sachs Bank USA	4/22/14	(417)
USD	12,118,495	GBP	7,381,000	JPMorgan Chase Bank N.A.	4/22/14	(236,868)
Total						$(597,970)

•	OTC interest rate swaptions purchased as of February 28, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate		Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Credit Suisse International	Call	USD	2.85	Pay	3-month LIBOR	4/30/14	USD	1,200	$13,025
30-Year Interest Rate Swap	Royal Bank of Scotland PLC	Call	USD	3.25	Pay	3-month LIBOR	7/11/14	USD	500	3,208
30-Year Interest Rate Swap	Barclays Bank PLC	Call	USD	3.25	Pay	3-month LIBOR	8/01/14	USD	500	3,885
30-Year Interest Rate Swap	Credit Suisse International	Call	USD	3.83	Pay	3-month LIBOR	10/03/14	USD	800	44,525
10-Year Interest Rate Swap	Credit Suisse International	Put	USD	2.85	Receive	3-month LIBOR	4/30/14	USD	1,200	10,977
30-Year Interest Rate Swap	Credit Suisse International	Put	USD	3.83	Receive	3-month LIBOR	10/03/14	USD	800	21,059
10-Year Interest Rate Swap	Deutsche Bank AG	Put	USD	4.50	Receive	3-month LIBOR	2/02/17	USD	1,000	30,696
Total										$127,375

•	OTC options purchased as of February 28, 2014 were as follows:

Description	Counterparty	Put/ Call		Strike Price	Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	6	—

•	OTC interest rate swaptions written as of February 28, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate		Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	USD	6.00	Receive	3-month LIBOR	2/02/17	USD 2,000	$(17,955)

See Notes to Consolidated Financial Statements.

26	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)

•	OTC credit default swaps — buy protection outstanding as of February 28, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid	Unrealized Depreciation
The New York Times Co.	1.00%	Barclays Bank PLC	12/20/16	USD 500	$(6,115)	$19,595	$(25,710)

•	OTC credit default swaps — sold protection outstanding as of February 28, 2014 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MetLife, Inc.	5.00%	Deutsche Bank AG	6/20/15	A-	USD 150	$9,422	$2,798	$6,624
MetLife, Inc.	1.00%	UBS AG	9/20/15	A-	USD 175	2,043	(3,938)	5,981
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD 56	(12,857)	(11,314)	(1,543)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD 27	(6,183)	(4,876)	(1,307)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	12/20/15	CCC-	USD 62	(14,127)	(6,906)	(7,221)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	12/20/15	CCC-	USD 278	(63,574)	(31,079)	(32,495)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD 541	(123,822)	(122,102)	(1,720)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD 145	(33,306)	(28,471)	(4,835)
Caesars Entertainment Operating Co., Inc.	5.00%	UBS AG	12/20/15	CCC-	USD 130	(29,771)	(22,064)	(7,707)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD 13	(3,546)	(2,284)	(1,262)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD 13	(3,536)	(2,022)	(1,514)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD 14	(3,846)	(2,247)	(1,599)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD 22	(5,808)	(3,127)	(2,681)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD 36	(9,642)	(5,111)	(4,531)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD 39	(10,282)	(7,447)	(2,835)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD 39	(10,282)	(7,447)	(2,835)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD 121	(32,109)	(22,166)	(9,943)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD 30	(7,852)	(5,154)	(2,698)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD 176	(46,842)	(33,927)	(12,915)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD 176	(46,842)	(33,927)	(12,915)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD 528	(140,476)	(96,976)	(43,500)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD 118	(31,408)	(20,618)	(10,790)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD 270	(71,900)	(38,113)	(33,787)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD 83	(22,056)	(13,672)	(8,384)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	6/20/16	CCC-	USD 70	(20,900)	(11,087)	(9,813)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD 77	(23,097)	(15,965)	(7,132)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD 150	(44,785)	(29,980)	(14,805)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD 359	(107,082)	(74,017)	(33,065)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD 690	(206,014)	(137,908)	(68,106)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/16	CCC-	USD 357	(106,516)	(59,654)	(46,862)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	9/20/16	CCC-	USD 402	(133,419)	(76,797)	(56,622)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	9/20/16	CCC-	USD 784	(260,168)	(149,755)	(110,413)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/17	CCC-	USD 13	(5,294)	(3,314)	(1,980)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD 27	(10,780)	(6,848)	(3,932)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD 325	(129,303)	(77,230)	(52,073)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD 226	(89,973)	(57,156)	(32,817)
Caesars Entertainment Operating Co., Inc.	5.00%	Deutsche Bank AG	6/20/17	CCC-	USD 423	(177,092)	(108,516)	(68,576)
Total						$(2,033,025)	$(1,330,417)	$(702,608)

[1] Using Standard & Poor’s rating of the issuer. [2] The maximum potential amount may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of February 28, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Depreciation
0.41%[3]	3-month LIBOR	Chicago Mercantile	2/08/15	USD 1,800	$(2,423)
[3] Fund pays the fixed rate and receives the floating rate.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	27

Consolidated Schedule of Investments (continued)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of February 28, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$3,593,165	$7,017,360	$4,390,667	$15,001,192
Asset-Backed Securities	—	14,695,414	1,662,820	16,358,234
Corporate Bonds	—	489,566,223	14,491,919	504,058,142
Floating Rate Loan Interests	—	553,514,355	52,786,443	606,300,798
Non-Agency Mortgage-Backed Securities	—	1,739,352	—	1,739,352
Other Interests	9,406	867,490	3,658,586	4,535,482
Preferred Securities	2,827,551	—	—	2,827,551
Warrants	1,483,748	10,784	462,715	1,957,247
Short-Term Securities	4,698,789	—	—	4,698,789
Options Purchased:
Interest Rate Contracts	—	127,375	—	127,375
Liabilities:
Unfunded Loan Commitments	—	(121)	—	(121)

Total	$12,612,659	$1,067,538,232	$77,453,150	$1,157,604,041

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$12,605	—	$12,605
Foreign currency exchange contracts	$418	74,787	—	75,205
Liabilities:
Credit contracts	—	(740,923)	—	(740,923)
Foreign currency exchange contracts	—	(673,175)	—	(673,175)
Interest rate contracts	(20,130)	(20,378)	—	(40,508)

Total	$(19,712)	$(1,347,084)	—	$(1,366,796)

[1]   Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

28	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Schedule of Investments (continued)

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of February 28, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$254,185	—	—	$254,185
Cash pledged as collateral for OTC derivatives	1,260,000	—	—	1,260,000
Cash pledged for financial futures contracts	89,000	—	—	89,000
Cash pledged for centrally cleared swaps	10,000	—	—	10,000
Foreign currency at value	662,734	—	—	662,734
Liabilities:
Bank borrowings payable	—	$(315,000,000)	—	(315,000,000)

Total	$2,275,919	$(315,000,000)	—	$(312,724,081)

There were no transfers between Level 1 and Level 2 during the year ended February 28, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of February 28, 2013	$6,100,576	$19,075,856	$8,566,689	$37,135,002	$3,916,514	$24,836	$74,819,473
Transfers into Level 3	—	477,500	—	4,805,942	—	—	5,283,442
Transfers out of Level 3[1]	—	(6,704,242)	(584,640)	(7,411,495)	—	—	(14,700,377)
Accrued discounts/premiums	—	34,967	209,778	95,490	—	—	340,235
Net realized gain (loss)	(5,137,326)	869,482	(6,440,879)	269,950	—	(15)	(10,438,788)
Net change in unrealized appreciation/depreciation[2,3]	1,110,887	(655,238)	3,468,809	(145,163)	2,788,029	437,894	7,005,218
Purchases	2,316,540	1,563,395	9,282,205	42,322,310	96,132	—	55,580,582
Sales	(10)	(12,998,900)	(10,043)	(24,285,593)	(3,142,089)	—	(40,436,635)

Closing balance, as of February 28, 2014	$4,390,667	$1,662,820	$14,491,919	$52,786,443	$3,658,586	$462,715	$77,453,150

Net change in unrealized appreciation/depreciation on investments still held at February 28, 2014[3]	$(4,026,425)	$37,022	$(858,583)	$186,418	$572,288	$437,881	$(3,651,399)

[1]

As of February 28, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $14,700,377 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at February 28, 2014 is generally due to investments no longer held or categorized as Level 3 at year end.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	29

Consolidated Schedule of Investments (concluded)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of February 28, 2014. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $53,294,378. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$404,717	Market Comparable Companies	Last 12 Months EBITDA Multiple[1]	6.25x
			Illiquidity Discount[2]	17.50%
	2,948,447	Market Comparable Companies	Offshore Last 12 Months EBITDA Multiple[1]	6.50x
			Offshore Current Fiscal Year EBITDA Mulitple[1]	6.88x
			Onshore EBITDA Mulitple[1]	4.00x
			Onshore Current Fiscal Year EBITDA Multiple[1]	3.88x
Corporate Bonds	13,165,914	Market Comparable Companies	Last 12 Months EBITDA Multiple[1]	6.25x
			Illiquidity Discount[2]	17.50%
	1,326,000	Market Comparable Companies	Last 12 Months EBITDA Multiple[1]	10.50x
Floating Rate Loan Interests	2,192,480	Market Comparable Yield Analysis	Yield[2]	8.13%
Other Interests	3,658,500	Discounted Cash Flow	Free Cash Flow[1]	$33.5 — $59.5[3]
			Perpetuity Growth Rate[1]	3.50%
			Risk Free Rate[2]	3.40%
			Specific Risk Premium[2]	10.00%
			Weighted Cost of Capital[2]	17.80%
Warrants	462,715	Market Comparable Companies	Last 12 Months EBITDA Multiple[1]	6.25x
			Illiquidity Discount[2]	17.50%

Total	$24,158,773

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]	Amount is stated in millions.

See Notes to Consolidated Financial Statements.

30	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Statement of Assets and Liabilities

February 28, 2014

Assets
Investments at value — unaffiliated (cost — $1,157,180,529)	$1,152,905,373
Investments at value — affiliated (cost — $4,698,789)	4,698,789
Cash	254,185
Cash pledged as collateral for OTC derivatives	1,260,000
Cash pledged for financial futures contracts	89,000
Cash pledged for centrally cleared swaps	10,000
Investments sold receivable	17,097,657
Interest receivable	11,749,800
Foreign currency at value (cost — $657,517)	662,734
Dividends receivable	17,454
Income tax refund receivable	111,451
Unrealized appreciation on foreign currency exchange contracts	75,205
Swaps receivable	71,033
Swap premiums paid	22,393
Unrealized appreciation on OTC swaps	12,605
Variation margin receivable on financial futures contracts	10,938
Prepaid expenses	88,429
Other assets	198,235

Total assets	1,189,335,281

Liabilities
Bank borrowings payable	315,000,000
Investments purchased payable	40,231,482
Swap premiums received	1,333,215
Unrealized depreciation on OTC swaps	740,923
Unrealized depreciation on foreign currency exchange contracts	673,175
Investment advisory fees payable	478,173
Interest expense payable	230,964
Income dividends payable	224,384
Officer’s and Directors’ fees payable	197,428
Reorganization costs payable	65,000
Options written at value (premiums received — $39,000)	17,955
Swaps payable	1,013
Unrealized depreciation on unfunded loan commitments	121
Variation margin payable on centrally cleared swaps	29
Other accrued expenses payable	404,070

Total liabilities	359,597,932

Net Assets	$829,737,349

Net Assets Consist of
Paid-in capital[1]	$1,114,730,225
Distributions in excess of net investment income	(3,499,709)
Accumulated net realized loss	(276,093,009)
Net unrealized appreciation/depreciation	(5,400,158)

Net Assets	$829,737,349

Net asset value, offering and redemption price per share	$4.44

[1] Shares outstanding, 400 million shares authorized, par value $0.10 per share	186,913,216

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	31

Consolidated Statement of Operations

Year Ended February 28, 2014

Investment Income
Interest	$45,217,176
Dividends — unaffiliated	35,402
Dividends — affiliated	1,630

Total income	45,254,208

Expenses
Investment advisory	4,516,307
Reorganization	342,057
Professional	216,132
Transfer agent	115,117
Accounting services	89,692
Officer and Directors	77,129
Custodian	72,767
Printing	28,796
Registration	2,378
Miscellaneous	88,066

Total expenses excluding interest expense and income tax	5,548,441
Interest expense	2,058,666
Income tax	12,975

Total expenses	7,620,082
Less fees waived by Manager	(2,122)

Total expenses after fees waived	7,617,960

Net investment income	37,636,248

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	696,568
Financial futures contracts	(28,308)
Foreign currency transactions	(536,139)
Swaps	592,866

724,987

Net change in unrealized appreciation/depreciation on:
Investments	15,826,258
Financial futures contracts	(20,130)
Foreign currency translations	(1,522,742)
Options written	21,045
Swaps	(1,001,365)
Unfunded loan commitments	(358)

13,302,708

Total realized and unrealized gain	14,027,695

Net Increase in Net Assets Resulting from Operations	$51,663,943

See Notes to Consolidated Financial Statements.

32	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Consolidated Statements of Changes in Net Assets

	Year Ended February 28,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$37,636,248	$35,839,559
Net realized gain (loss)	724,987	(4,693,091)
Net change in unrealized appreciation/depreciation	13,302,708	32,461,382

Net increase in net assets resulting from operations	51,663,943	63,607,850

Dividends and Distributions to Shareholders From[1]
Net investment income	(41,261,648)	(36,132,115)
Return of capital	(1,052,576)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(42,314,224)	(36,132,115)

Capital Share Transactions
Net proceeds from the issuance of shares due to reorganization	345,166,797	—
Reinvestment of dividends	267,828	1,653,035

Net increase in net assets derived from capital share transactions	345,434,625	1,653,035

Net Assets
Total increase in net assets	354,784,344	29,128,770
Beginning of year	474,953,005	445,824,235

End of year	$829,737,349	$474,953,005

Undistributed (distributions in excess of) net investment income, end of year	$(3,499,709)	$1,014,349

[1] Determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	33

Consolidated Statement of Cash Flows

Year Ended February 28, 2014

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$51,663,943
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(417,025)[1]
Decrease in swaps receivable	41,948 [1]
Increase in cash pledged for financial futures contracts	(6,850)[1]
Increase in cash pledged for centrally cleared swaps	(10,000)
Increase in cash pledged as collateral for OTC derivatives	(1,260,000)
Decrease in other assets	21,274 [1]
Increase in prepaid expenses	(86,243)[1]
Increase in variation margin receivable on financial futures contracts	(10,938)
Increase in income tax refund receivable	(257)
Increase in dividends receivable	(17,454)
Increase in swap premiums paid	(22,393)
Decrease in investment advisory fees payable	(105,969)[1]
Decrease in interest expense payable	(24,242)[1]
Increase in other accrued expenses payable	38,721 [1]
Decrease in swaps payable	(2,612)
Increase in Officer’s and Directors’ fees payable	46,962 [1]
Decrease in reorganization costs payable	(144,316)[1]
Decrease in deferred capital gains tax payable	(53,428)
Increase in variation margin payable on centrally cleared swaps	29
Decrease in swap premiums received	(132,913)[1]
Net realized gain on investments	755,992
Net unrealized gain on investments, options written, swaps, foreign currency translations and unfunded loan commitments	(13,431,933)
Amortization of premium and accretion of discount on investments	(960,837)
Proceeds from sales of long-term investments	457,748,198 [1]
Purchases of long-term investments	(459,843,893)[1]
Net proceeds from sales of short-term securities	8,937,331 [1]

Cash provided by operating activities	42,723,095

Cash Used for Financing Activities
Proceeds from bank borrowings	293,000,000
Payments on bank borrowings	(294,000,000)
Cash dividends paid to shareholders	(41,822,012)
Decrease in bank overdraft	(275,082)[1]

Cash used for financing activities	(43,097,094)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	6,226

Cash and Foreign Currency
Net decrease in cash and foreign currency	(367,773)
Cash and foreign currency at beginning of year	1,284,692 [1]

Cash and foreign currency at end of year	$916,919

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$2,082,908

Non-Cash Financing Activities
Fair value of investments acquired through reorganization	$462,601,218

Capital shares issued in reorganization	$345,166,797

Capital shares issued in reinvestment of dividends	$267,828

[1] Includes assets and liabilities acquired in reorganization.

See Notes to Consolidated Financial Statements.

34	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Financial Highlights

	Year Ended February 28,			Year Ended February 29,		Year Ended February 28,
	2014[1]		2013[1]	2012[1]		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$4.38		$4.13	$4.28		$3.89	$2.35

Net investment income[2]	0.30		0.33	0.33		0.33	0.39
Net realized and unrealized gain (loss)	0.10		0.25	(0.16)		0.40	1.55

Net increase from investment operations	0.40		0.58	0.17		0.73	1.94

Dividends and distributions from:[3]
Net investment income	(0.33)		(0.33)	(0.32)		(0.33)	(0.39)
Return of capital	(0.01)		—	—		(0.01)	(0.01)

Total dividends and distributions	(0.34)		(0.33)	(0.32)		(0.34)	(0.40)

Net asset value, end of year	$4.44		$4.38	$4.13		$4.28	$3.89

Market price, end of year	$4.08		$4.46	$4.13		$4.05	$3.91

Total Investment Return[4]
Based on net asset value	9.91%		14.78%	4.53%		19.92%	87.82%

Based on market price	(0.81)%		16.87%	10.47%		12.90%	114.32%

Ratios to Average Net Assets
Total expenses	1.38%	[5]	1.41%	1.44%	[6]	1.27%	1.23%

Total expenses after fees waived	1.38%	[5]	1.41%	1.44%	[6]	1.27%	1.23%

Total expenses after fees waived and excluding interest expense and income tax	1.00%	[5]	1.04% [7]	1.06%	[7]	1.02%	1.02%

Net investment income	6.80%		7.89%	7.99%	[6]	8.22%	12.16%

Supplemental Data
Net assets, end of year (000)	$829,737		$474,953	$445,824		$461,247	$419,222

Borrowings outstanding, end of year (000)	$315,000		$190,000	$145,000		$117,000	$67,000

Average borrowings outstanding, during the year (000)	$220,660		$177,975	$142,596		$89,362	$58,574

Portfolio turnover	54%		72%	59%		81%	86%

Asset coverage, end of year $1,000	$3,634		$3,500	$4,075		$4,942	$7,257

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived, and total expenses after fees waived and excluding interest expense and income tax would have been 1.31%, 1.31% and 0.94%, respectively.

[6]	Restated to include income taxes for the consolidated entity.

[7]

For the years ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax were 0.98% and 0.95%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	35

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the NAV of its Common Shares on a daily basis.

Reorganizations: The Board and shareholders of the Fund and the Board and shareholders of each of BlackRock Senior High Income Fund, Inc. (“ARK”) and BlackRock Strategic Bond Trust (“BHD”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into the Fund pursuant to which the Fund acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly — issued shares of the Fund.

Each shareholder of a Target Fund received shares of the Fund in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on December 6, 2013, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Funds	Shares Prior to Reorganization	Conversion Ratio	Shares of the Fund
ARK	56,886,649	0.97437180	55,428,663
BHD	7,065,615	3.26403638	23,062,414

Each Target Fund’s net assets and composition of net assets on December 6, 2013, the valuation date of the merger, were as follows:

	Target Funds
	ARK	BHD
Net assets	$243,749,527	$101,417,270
Paid-in capital	$344,418,617	$97,940,284
Distributions in excess of net investment income	$(670,506)	$(195,247)
Accumulated net realized loss	$(100,906,593)	$(9,623)
Net unrealized appreciation/depreciation	$908,009	$3,681,856

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $476,789,832. The aggregate net assets of the Fund immediately after the acquisition amounted to $821,956,629. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments
ARK	$346,992,065	$346,088,163
BHD	$115,609,153	$111,772,185

The purpose of these transactions was to combine three funds managed by BlackRock Advisors, LLC (the “Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on December 9, 2013.

Assuming the acquisition had been completed on March 1, 2013, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended February 28, 2014, are as follows:

•	Net investment income: $55,661,983

•	Net realized and change in unrealized gain/loss on investments: $12,922,509

•	Net increase/decrease in net assets resulting from operations: $68,584,492

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Consolidated Statement of Operations since December 9, 2013.

Reorganization costs incurred in connection with the reorganizations were expensed by the Fund.

Basis of Consolidation: The accompanying consolidated financial statements include the account of the DSU Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold investments in J.G. Wentworth LLC Preferred Equity Interests and Stanley Martin, Class B Membership Units, each an operating company and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make

36	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Notes to Consolidated Financial Statements (continued)

estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	37

Notes to Consolidated Financial Statements (continued)

disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, foreign currency exchange contracts, options written or swaps), or certain borrowings (e.g., loan payable) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash dividends and/or distributions to shareholders, which may consist of net investment income, net realized and unrealized gains on investments, and/or return of capital.

Portions of return of capital distributions under US GAAP may be taxed at ordinary income rates.

The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of the Fund’s distributions paid during the period.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiary.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open each of the four years ended February 28, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

38	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Notes to Consolidated Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	39

Notes to Consolidated Financial Statements (continued)

price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of February 28, 2014, the Fund had the following unfunded floating rate loan interests:

Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Depreciation
Power Buyer, LLC.	$38,608	$38,487	$(121)

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the return of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying

40	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Notes to Consolidated Financial Statements (continued)

instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments including equity risk and/or interest rate risk, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	41

Notes to Consolidated Financial Statements (continued)

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of February 28, 2014
	Derivative Assets
	Consolidated Statement of Assets and Liabilities Location
Interest rate contracts	Investments at value —unaffiliated[1]	$127,375
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	75,205
Credit contracts	Unrealized appreciation on OTC swaps; Swap premiums paid	34,998

Total		$237,578

	Derivative Liabilities
	Consolidated Statement of Assets and Liabilities Location
Interest rate contracts	Net unrealized appreciation/ depreciation[2]; Options written at value	$40,508
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	673,175
Credit contracts	Unrealized depreciation on OTC swaps; Swap premiums received	2,074,138

Total		$2,787,821

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

[2]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

42	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended February 28, 2014
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$ (28,308)
Swaps	(4,441)
Foreign currency exchange contracts:
Foreign currency transactions	(571,257)
Credit contracts:
Swaps	597,307

Total	$ (6,699)

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$ (20,130)
Swaps	(2,423)
Options[1]	(63,544)
Foreign currency exchange contracts:
Foreign currency translations	(1,526,093)
Credit contracts:
Swaps	(998,942)
Equity contracts:
Options[1]	(5,867)

Total	$(2,616,999)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended February 28, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	22
Average number of contracts sold	13
Average notional value of contracts purchased	$4,166,105
Average notional value of contracts sold	$1,556,641
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	11
Average number of contracts — US dollars sold	3
Average US dollar amounts purchased	$35,401,533
Average US dollar amounts sold	$1,326,260
Options:
Average number of option contracts purchased	2
Average notional value of option contracts purchased	$141,429
Average number of swaption contracts purchased	2
Average number of swaption contracts written	1
Average notional value of swaption contracts purchased	$1,500,000
Average notional value of swaption contracts written	$500,000
Credit default swaps:
Average number of contracts — buy protection	1
Average number of contracts — sell protection	20
Average notional value — buy protection	$1,500,000
Average notional value — sell protection	$5,069,770
Interest rate swaps:
Average number of contracts — pays fixed rate	1
Average notional value — pays fixed rate	$450,000

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fails to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange–traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange–traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	43

Notes to Consolidated Financial Statements (continued)

terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting agreements, if any, in the Consolidated Statement of Assets and Liabilities.

At February 28, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$10,938	—
Foreign currency exchange contracts	75,205	$673,175
Options[1]	127,375	17,955
Centrally cleared swaps	—	29
OTC Swaps[2]	34,998	2,074,138

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	248,516	2,765,297

Derivatives not subject to an master netting agreement or similar agreement (“MNA”)	(10,938)	(29)

Total derivative assets and liabilities subject to an MNA	$237,578	$2,765,268

[1]

Includes options purchased at value which is included in Investments at value—unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of February 28, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Bank of America N.A.	$1,958	—	—	—	$1,958
Barclays Bank PLC	72,010	$(72,010)	—	—	—
Citibank N.A.	22,997	(22,997)	—	—	—
Credit Suisse International	89,586	(5,130)	—	—	84,456
Deutsche Bank AG	40,908	(40,908)	—	—	—
Goldman Sachs Bank USA	418	(418)	—	—	—
Royal Bank of Scotland PLC	3,208	(3,208)	—	—	—
UBS AG	6,493	(6,493)	—	—	—

Total	$237,578	$(151,164)	—	—	$86,414

[3]	The amount of derivatives available for offset is limited to the amount of derivative assets that are subject to an MNA.

[4]	Net amount represents the net amount receivable from the counterparty in the event of default.

44	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Notes to Consolidated Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$80,086	$(72,010)	—	—	$8,076
Citibank N.A.	34,841	(22,997)	—	—	11,844
Credit Suisse International	5,130	(5,130)	—	—	—
Deutsche Bank AG	195,047	(40,908)	—	—	154,139
Goldman Sachs Bank USA	313,885	(418)	—	—	313,467
Goldman Sachs International	1,193,582	—	—	$(1,193,582)	—
JPMorgan Chase Bank N.A.	528,481	—	—	—	528,481
Royal Bank of Scotland PLC	380,507	(3,208)	—	—	377,299
UBS AG	33,709	(6,493)	—	—	27,216

Total	$2,765,268	$(151,164)	—	$(1,193,582)	$1,420,522

[1]	The amount of derivatives available for offset is limited to the amount of derivative liabilities that are subject to an MNA.

[2]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.55% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage. From March 1, 2013 through December 8, 2013, the Fund paid the Manager an investment advisory fee computed and paid monthly based on an annual rate of 0.60%.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Taxable Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Certain officers and/or Directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended February 28, 2014, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $508,388.

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities for the year ended February 28, 2014, were $431,898,427 and $449,689,470, respectively.

Transactions in options written for the year ended February 28, 2014 were as follows:

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	—	—
Options written acquired through reorganization	—	$2,000	$39,000

Outstanding options, end of year	—	$2,000	$39,000

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	45

Notes to Consolidated Financial Statements (continued)

7. Income Tax Information:

US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of February 28, 2014 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, non-deductible expenses, limitations on the utilization of capital loss carryforwards and expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(87,155,547)
Distributions in excess of net investment income	$(22,905)
Accumulated net realized loss	$87,178,452

The tax character of distributions paid during the fiscal years ended February 28, 2014 and February 28, 2013 was as follows:

	2/28/14	2/28/13
Ordinary income	$41,261,648	$36,132,115
Return of capital	1,052,576	—

Total	$42,314,224	$36,132,115

As of February 28, 2014, the tax components of accumulated net losses were as follows:

Capital loss carryforward	$(268,746,079)
Net unrealized losses[1]	(8,656,157)
Qualified late-year losses[2]	(7,590,640)

Total	$(284,992,876)

[1]

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, income recognized from pass-through entities, the accounting for swap agreements, the deferral of compensation to directors and an investment in a wholly owned subsidiary.

[2]	The Fund has elected to defer certain qualified late year losses and recognize such losses in the year ending February 28, 2015.

As of February 28, 2014, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,
2015	$3,578,574
2016	17,361,478
2017	64,528,254
2018	155,847,890
2019	16,301,990
No expiration date[3]	11,127,893

Total	$268,746,079

[3]	Must be utilized prior to losses subject to expiration.

During the year ended February 28, 2014, the Fund utilized $6,188,019 of its capital loss carryforward.

As of February 28, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,166,472,388

Gross unrealized appreciation	$52,132,307
Gross unrealized depreciation	(61,000,533)

Net unrealized depreciation	$(8,868,226)

8. Borrowings:

The Fund was party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. The Fund has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment amount of $405,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Fund pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Fund meets certain conditions. The fees associated with the agreement are included in the Consolidated Statement of Operations as borrowing costs, if any. Advances to the Fund as of February 28, 2014 are shown in the Consolidated Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended February 28, 2014, the daily weighted average interest rates for Fund with loans under the revolving credit agreements was 0.93%.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and

46	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Notes to Consolidated Financial Statements (concluded)

interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. See the Consolidated Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. In connection with the reorganizations, the Fund increased its authorized shares from 200 million shares to 400 million shares.

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended February 28,
2014	2013
60,013	394,680

Shares issued and outstanding increased by 78,491,077 due to the reorganization during the year ended February 28, 2014.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.025 per share on March 31, 2014 to Common Shareholders of record on March 14, 2014.

Additionally, the Fund declared a net investment income dividend on April 1, 2014 payable to Common Shareholders of record on April 15, 2014 for the same amount noted above.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock Debt Strategies Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Debt Strategies Fund, Inc. and Subsidiary (the “Fund”), as of February 28, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented (consolidated financial highlights for each of the three years ended February 28, 2014). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of February 28, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Debt Strategies Fund, Inc. and Subsidiary (the “Fund”) as of February 28, 2014, the consolidated results of their operations and their cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented (consolidated financial highlights for each of the three years ended February 28, 2014), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

April 22, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended February 28, 2014.

		Interest-Related Dividends for Non-US Residents[1]
Month(s) Paid:
	March 2013	76.45%
	April 2013	71.07%
	May 2013 — January 2014	69.51%
	February 2014	100.00%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, 32.36% of the February 2014 ordinary income distribution qualified for the dividends received deduction for corporations and qualified dividend income for individuals.

48	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participant’s accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	49

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	82 RICs consisting of 82 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business develop- ment company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

50	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None

[1]   Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2013, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 330 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 330 Portfolios	None

3  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding a good cause thereof.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	51

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] Officers of the Fund serve at the pleasure of the Board.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

52	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Additional Information

Proxy Results

At a special meeting of all shareholders of BlackRock Debt Strategies Fund, Inc. (the "Fund") held on Friday, October 25, 2013, the results were as follows:

To approve an Agreement and Plan of Reorganization between BlackRock Senior High Income Fund, Inc. and the Fund, and an amendment to the Fund’s Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional shares of common stock of the Fund, each in connection therewith.

With respect to the Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
60,587,672	5,525,137	1,488,721

To approve the Agreement and Plan of Reorganization between BlackRock Strategic Bond Trust and the Fund, and an amendment to the Fund’s Articles of Incorporation to increase its share capital by 200,000,000 shares and the issuance of additional shares of common stock of the Fund, each in connection therewith.

With respect to the Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
60,466,635	5,633,438	1,531,454

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of dividend distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Consolidated Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	53

Additional Information (continued)

General Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charters or by-laws that would delay or prevent a change of control of the Fund that were not approved by shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

54	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014

Additional Information (concluded)

Section 19(a) Notice

These amounts and sources of distributions reported are only estimates provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

February 28, 2014

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
DSU	$0.318945	—	$0.017055	$0.336000	95%	0%	5%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Shelf Offering Program

From time-to-time, the Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Fund has not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If the Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 28, 2014	55

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-2/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$83,438	$67,338	$0	$0	$15,100	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$15,100	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2, 865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)   The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of February 28, 2014.

(a)(1)  The Fund is managed by a team of investment professionals comprised of Leland T. Hart, Managing Director at BlackRock, James E. Keenan, Managing Director at BlackRock, and C. Adrian Marshall, Director at BlackRock. Messrs. Hart, Keenan and Marshall are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Hart, Keenan and Marshall have been members of the Fund’s management team since 2009.

Portfolio Manager	Biography
Leland T. Hart	Managing Director of BlackRock since 2009; Partner of R3 Capital Partners (“R3”) in 2009; Managing Director of R3 from 2008 to 2009; Managing Director of Lehman Brothers from 2006 to 2008; Executive Director of Lehman Brothers from 2003 to 2006.
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
C.Adrian Marshall	Managing Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.

(a)(2) As of February 28, 2014:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland T. Hart	6	20	12	0	7	0
	$4.73 Billion	$1.40 Billion	$3.51 Billion	$0	$933.3 Million	$0
James E. Keenan	14	20	26	0	4	6
	$22.50 Billion	$9.79 Billion	$7.28 Billion	$0	$920.5 Million	$664.1 Million
C. Adrian Marshall	6	20	12	0	7	0
	$4.73 Billion	$1.40 Billion	$3.51 Billion	$0	$933.3 Million	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Hart, Keenan and Marshall may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hart, Keenan and Marshall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of February 28, 2014:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of February 28, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Leland Hart C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
James Keenan	A combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hart, Keenan and Marshall have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of February 28, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Leland Hart	None
James Keenan	$10,001 - $50,000
C. Adrian Marshall	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2 (a)(2) – Certifications – Attached hereto (a)(3) – Not Applicable (b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date:	May 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date:	May 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date:	May 1, 2014